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                                                                   Exhibit 10.48


                                AGENCY AGREEMENT

            This Agency Agreement is made this 9th day of October, 1997, by and between The Ozer Group LLC, a Massachusetts corporation with a principal place of business at 233 Needham Street, 5th Floor, Newton, Massachusetts 02164 (the "Agent") and Norty's, Inc., a Delaware corporation with a principal place of business at 463 Seventh Avenue, New York, New York 10018 (the "Merchant").

            WHEREAS, the Merchant operates ten (10) stores and a warehouse and desires that the Agent act as the Merchant's exclusive sales agent for the limited purpose of conducting the Sale (as hereinafter defined).

            NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Merchant hereby agree as follows:

            1. Agency Appointment

            Agent shall serve as the Merchant's exclusive agent to (i) conduct a Store Closing on Everything Sale (the "Sale") of all inventory assets as further defined in subsection 2(c) hereof (the "Merchandise") from ten (10) of Merchant's stores located at the locations set forth on Exhibit 1 hereto (the "Stores"); and (ii) take such steps as may be deemed necessary and appropriate in Agent's sole discretion to liquidate the Merchandise consistent with the preceding sentence so as maximize the Proceeds (as hereinafter defined). It is expressly agreed that the Sale shall be advertised as a "Store Closing Sale" or similar handle throughout the Sale Term (as hereinafter defined). Agent shall be entitled to advertise the Sale and use Merchant's trade name and logo consistent with the preceding sentence. All
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such advertising will be submitted to the Merchant for approval on forty eight
(48) hours notice, which approval shall not be unreasonably withheld. Absent a response from the Merchant with regard to Agent's request for such approval within forty eight (48) of Merchant's receipt of Agent's request, such advertising will be deemed approved.

            2. Merchandise

                  a. Inventory

                        The Agent shall cause to be taken a "Retail Price" physical inventory (as hereinafter defined) of the Merchandise, as defined in subsection 2(c) herein (the "Physical Inventory"), to be conducted beginning at the close of business at the Stores on October 2 and 3, 1997 ("Inventory Dates") and no sales shall be transacted during the Physical Inventory. Merchant and Agent shall jointly employ a certified inventory taking service such as RGIS (the "Inventory Service") to conduct such inventory, and Merchant and Agent each shall pay 50% of the costs and fees of such inventory taking service. Other than such costs and fees, each of Merchant and Agent shall bear its own costs relative thereto. Merchant and Agent shall each have representatives present during the Physical Inventory taking and each shall have the right to review and verify the listing and tabulation of the inventory count as provided by the Inventory Service. The procedures to perform the Physical Inventory and its verifications are set forth in Exhibit 2. Prior to the Physical Inventory, Agent shall have full access to all records and all documents and files of Merchant relative to the actual costs and Retail Prices of the Merchandise.


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                  b. Valuation

                        (i) For purposes of this Agreement "Retail Price" shall mean in the Stores (as hereinafter defined), the lowest ticketed price offered to the public since August 1, 1997, except for: (i) inventory offered in the outlet stores that has been offered at any time at a point of sale ("P0S") discount of fifty percent (50%) or greater, in which case "Retail Price'shall mean the lowest offered prices to the customer for such items at any time by any means, and (ii) Seasonal and Clearance merchandise (as hereinafter defined) in the Stores at the Sale Commencement Date (as hereinafter defined), in which case "Retail Price'shall be determined in accordance with Section 2(f), hereof. As to defective inventory, Merchant and Agent shall agree upon a mutually acceptable "retail" value.

                        (ii) The "Retail Price", using the Physical Inventory, is subject to a verification that, other than markdowns and transfers in the normal course of Merchant's business: (a) no tickets have been marked up since August 1, 1997; (b) all ticketing, including ticketing of on-order inventory received from today to the date of the physical inventory, will be done in accordance with Merchant's customary, historic and ordinary ticketing practices and consistent with current ticketing; (c) all normal course hard markdowns have been taken consistent with past and customary practices and normal course hard markdowns have been taken on defective inventory; (d) the inventory is free and clear of all liens, claims and encumbrances, except as set forth on Exhibit 5; and (f) no movement of inventory to or from the Stores so as to alter inventory mixes, quantities, and categories, except in the normal course, has occurred or will occur from and after August 1, 1997, it being the intent that the Stores are being operated in the ordinary course consistent with Merchant's historical


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practices, other than as agreed upon by Merchant and Agent prior to the Sale
Commencement Date.

                  c. Gross Rings

                        i) In the event that the Physical Inventory at a particular Store is taken prior to the Sale Commencement Date, at which Store the Merchant continues to conduct sales in the ordinary course of business between the Inventory Date and the Sale Commencement Date, Agent and Merchant shall jointly keep (i) a strict count of gross register receipts of sales of Merchandise, less applicable sales tax ("Pre-Sale Gross Rings"), and (ii) cash reports of sales at the Stores. The register receipts shall show for each item sold the Retail Price and the storewide or other markdown or discount granted in connection with such sales. All such records and reports shall be made available to Agent by Merchant during regular business hours upon reasonable notice. For the purposes of this Agreement, the Retail Price of Merchandise subject to Pre-Sale Gross Rings shall be the total Pre-Sale Gross Rings multiplied by 102% ("Pre-Sale Gross Rings Amount"). The Pre-Sale Gross Rings Amount shall be deducted from the Physical Inventory.

                        ii) In the event that the Physical Inventory at a particular Store is taken after the Sale Commencement Date, Agent and Merchant shall jointly keep (i) a strict count of gross register receipts of sales of Merchandise, less applicable sales tax ("Pre-Inventory") and (ii) cash reports of sales at the Stores. The register receipts shall show for each item sold the Retail Price and the storewide or other markdown or discount granted in connection with such sales. All such records and reports shall be made available to Agent by Merchant during regular business hours upon reasonable notice. The Pre-Inventory Gross


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Rings shall be included in the Proceeds. For the purposes of this Agreement, the
Retail Price of Merchandise subject to Pre-Inventory Gross Rings shall be the total Pre-Inventory Gross Rings multiplied by 102% ("Pre-Inventory Gross Rings Amount"). The Pre-Inventory Gross Rings Amount shall be included in and added to the Physical Inventory.

                  d. Merchandise Subject to this Agreement

                        For purposes hereof, Merchandise shall mean all first quality saleable inventory located at the Stores from today, including goods received at the Stores during the Physical Inventory in the ordinary course of business; inventory transferred from Merchant's warehouse, as provided in section 2(e) hereof; "seasonal" or "clearance" goods (as herein defined); and "defective" goods. "Seasonal" goods or "Clearance" goods are goods not normally sold in the current selling season. "Defective" goods are goods agreed upon and identified by Merchant and Agent as defective or otherwise not salable in the ordinary course during the Physical Inventory process because they are dented, scratched, torn, worn, dated, mismatched, have broken parts or contain other characteristics making them not "first quality". Display merchandise shall not be deemed defective per se. If Merchant and Agent cannot agree on the value of an item that is Seasonal, Clearance or Defective, then such item shall be excluded from Merchandise for purposes of this Agreement and shall be subject to
Section 2(f) hereof. Merchandise shall not include goods held by Merchant on consignment; goods retained by Merchant as bailee; furnishings, fixtures and equipment; goods subject to "special order"; and goods on layaway or held for repair. Merchant shall remain responsible for processing and handling all goods referred to in the preceding sentence, and contracts relating thereto, and Agent shall have no cost, expense or responsibility in connection therewith.


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                  e. Merchandise in Transit from Warehouse

                        Inventory may be transferred from Merchant's Warehouse to the Stores, at the Merchant's expense prior to the Physical Inventory, to be included in the Physical Inventory and to be sold during the Sale, pursuant to a schedule mutually agreed upon by Merchant and Agent. Notwithstanding the foregoing, supplies (e.g. boxes, bags) shall not be redirected or directed by Merchant between or among Stores prior to the Inventory Date so as to alter the relative supplies levels of the Stores from those existing on the Inventory Date. Merchant does not represent that adequate stocks of supplies are or will be available at the Stores as of the Sale Commencement Date.

                  f. Defective, Seasonal and Clearance Goods

                        If, at the time of the Physical Inventory, Merchant and Agent cannot in good faith agree on (i) whether an item constitutes Seasonal, Clearance or Defective goods; and/or (ii) the value of an item that constitutes Seasonal, Clearance or Defective goods, then such goods shall not be included as "Merchandise" as defined in Section 2(d). Upon Merchant's request, Agent shall sell such goods on a consignment basis, on account of which sale the proceeds shall be shared 70/30 between Merchant and Agent respectively. If Merchant does not request that Agent sell such goods on a consignment basis, then Merchant shall retain title to any such goods.

                  g. Additional Inventory:

                        If Merchant and Agent agree upon a price and other mutually agreed upon terms, Merchant shall, at Agent's request and sole discretion, make available new


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fall on order merchandise so as to increase the inventory level at the Stores to an amount not to exceed $3.5 Million.

            3. Sale

                  a. Term

                        Unless otherwise agreed to between Merchant and Agent, the Sale shall commence as soon as those conditions set forth in Section 6 hereto are satisfied or met (the "Sale Commencement Date") but in no event later than October 3, 1997 so that the advertised portion of the Sale can commence by October 3, 1997. Unless otherwise agreed to between Merchant and Agent, the Sale shall terminate on or before January 10, 1998 (the "Sale Termination Date"). The Agent shall have the discretion to terminate the Sale as to any Store at any time within that time frame, unless the Sale is extended by mutual written agreement of Agent and Merchant. If Agent terminates the Sale as to any particular Store prior to the Sale Termination Date, Agent may consolidate goods remaining therein in other Stores. The period from the Sale Commencement Date to the Sale Termination Date shall be hereinafter referred to as the "Sale Term".

                  b. Rights of Agent

                        The Agent shall conduct the Sale during the Sale Term in the name of and on behalf of the Merchant in a commercially reasonable manner. The Agent, in the exercise of its sole discretion, however, shall be entitled
(i) to establish and implement advertising and promotion programs, (ii) to establish Sale prices, (iii) to use, during the Sale Term and for purposes of selling the Merchandise, without charge, all customer lists, furniture, fixtures, equipment, advertising materials, supplies, intangible assets (including


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Merchant's name, logo, and tax I.D. numbers) and other assets of Merchant
(whether owned, leased, or licensed) which will be returned to Merchant at the end of the Sale Term, and have not been used (e.g. supplies) or otherwise disposed of through no fault of Agent, (iv) to use the Merchant's personnel, to the extent that Agent, in the exercise of its sole discretion, shall deem appropriate, (v) to have access to the Stores upon the execution of this Agreement to prepare for the Sale and to prepare for the Sale in a manner so as not to disrupt Merchant's on going business operations, and thereafter, to use all Store keys, case keys, security codes, and safe and lock combinations to gain access to and to operate the Stores, and (vi) to transfer Merchandise between Stores. All sales of Merchandise will be "final sales" and "as is" and all advertisements and sales receipts will reflect the same. Agent shall not warrant the Merchandise in any manner, but will pass to the customers, manufacturers' warranties to the extent transferable. Merchant shall indemnify and hold harmless Agent for all liabilities and costs of whatever kind related to or resulting from any consumer warranty or products liability claims relating to the Merchandise and at Agent's cost, Agent shall be added as an insured on Merchant's product liability insurance coverage. Other than as specifically contemplated herein, nothing in this Agreement shall authorize Agent to bind or otherwise legally obligate Merchant.

                  c. Obligations of Agent

                        i) During the Sale Term, the Agent shall collect from Sales at the Stores all Sale-related sales, excise and gross receipts taxes payable to any taxing authorities having jurisdiction, which taxes shall be added to the sale price and shall be paid by the customer. The Agent shall reimburse Merchant for sales taxes collected as part of the


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weekly reconciliation between Merchant and Agent. Agent agrees to cooperate with the Merchant at Merchant's request as it relates to questions from taxing authorities. So long as Agent complies with the provisions of this subsection, the Merchant shall indemnify and hold harmless the Agent from and against any and all costs including, but not limited to, reasonable attorneys' fees, assessments, fines or penalties which the Agent sustains or incurs as a result or consequence of the failure by the Merchant to promptly pay such taxes to the proper taxing authorities and/or the failure by the Merchant to promptly file with such taxing authorities any and all reports and other documents required, by applicable law, to be filed with or delivered to such taxing authorities.

                        ii) The Agent shall pay, or if paid by Merchant, Agent shall reimburse Merchant, in each case on a weekly basis, for Store-level operating expenses of the Sales which arise during the Sale Term at the Stores, including but not limited to the following: base payroll for Store employees (including a store incentive program for employees and managers of the Stores equal to 10% of the base payroll, inclusive of statutory benefits), payroll related expenses (including Workers Compensation insurance), not to exceed 20% of payroll, excluding Merchant provided central administrative services for the Sale, including home office payroll processing, data processing and other services, as needed by Agent and which Merchant shall provide to Agent during the Sale Term) and benefits; inventory insurance; advertising and promotional costs, store to store transfers of inventory; in-store signage; long-distance and local telephone expenses; security, bank charges and fees, legal fees; and the Physical Inventory fee (collectively, the "Expenses"). "Expenses" shall not include Occupancy (which is rent, percentage rent, CAM, utilities, real estate and use taxes


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and Merchant's Associations dues and charges, building insurance, HVAC, building and store maintenance and structural repair during the Sale Term. "Expenses" also specifically excludes any other costs and expenses payable by Merchant (including but not limited to costs resulting from administration of matters such as layaways, store credits, gift certificates, and the shipment of Merchandise from the Warehouse to the Stores during the Sale, which shall be the responsibility of Merchant); employee benefit costs (such as, but not limited to pension, health, vacation or severance benefits except as they fall under the 20% cap) other costs and expenses not enumerated above; and rental for furniture, fixtures and equipment except as such rentals are ordered by Agent. All Expenses shall be paid from the Proceeds, as follows:

                              a. While the Merchant is in control of the
Proceeds, in accordance with Section 4 hereof, during the Sale Term, Merchant and Agent shall reconcile the Expenses, on each Wednesday for the prior week's (i.e. Sunday through Saturday) Expenses including the Wednesday following the Sale Termination Date. Once the Expenses have been reconciled Merchant shall tender payment for the Expenses from the Proceeds. In the event that the Agent pays an Expense directly, Agent shall invoice Merchant for such Expense and such Expense shall be included in the following week's reconciliation of Expenses.

                              b. While the Agent is in control of the Proceeds,
in accordance with Section 5(b)(iii) hereof, during the Sale Term, Merchant and Agent shall, reconcile the Expenses on each Wednesday for the prior week's (i.e. Sunday through Saturday) Expenses including the Wednesday following the Sale Termination Date. Once the Expenses have been reconciled Agent shall tender payment for the Expenses from the


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Proceeds. In the event that the Merchant pays an Expense directly, Merchant shall invoice Agent for such Expense and such Expense shall be included in the following weeks reconciliation of Expenses.

                        iii) During the Sale Term, the Merchant shall process the base payroll for all Merchant employees utilized by the Agent. Such employees will be identified by Agent prior to the Sale Commencement Date. Agent may request that Merchant terminate such employees at any time during the Sale, and will use best efforts to notify any employee to be terminated at least seven
(7) days prior to termination, except for a termination "for cause'such as dishonesty, fraud or breach of employee duties. In the event that Merchant refuses to terminate such employee, then Agent has no obligation to continue to pay such employee's base payroll or payroll related benefits or expenses. Each week during the Sale Term, either (i) the Merchant shall pay out of the Proceeds, or (ii) the Agent shall pay to Merchant, or shall deposit into an account designated by the Merchant, the base payroll plus related payroll taxes. Base payroll and related payroll taxes of employees are designated on Exhibit 3 hereto. Merchant shall not transfer employees between Stores without Agent's consent. The Agent shall not be responsible for reimbursement or payment of any other compensation or costs due to employees, including but not limited to vacation pay, severance pay, sick pay, leave-of-absence pay, or pension benefits or amounts required to be paid by statute or law. Nothing herein shall make Agent liable under any collective bargaining or employment agreement, nor shall Agent be deemed a joint or successor employer.

                        iv) Except as specifically set forth in this Agreement, the Agent shall not assume, nor shall its actions be construed as an assumption of, any of the


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Merchant's liabilities or obligations and Merchant shall not assume, nor shall its actions be construed as an assumption or any of the Agent's liabilities or obligations. The Merchant shall indemnify and hold the Agent harmless in respect to all claims, if any, for those obligations and liabilities arising out of Merchant's actions or failure to act hereunder. The Agent shall indemnify and hold the Merchant harmless in respect to all claims, if any, for those obligations and liabilities arising out of Agent's actions or failure to act hereunder.

            4. Proceeds

                  a. For purposes of this Agreement, Proceeds shall mean the total amount (in dollars) of all sales of Merchandise made under this Agreement (exclusive of sales, excise and gross receipt taxes; credit card fees; and returns, allowances and customer credits). All sales will be made only for cash, by approved checks and by credit cards currently accepted by Merchant. The Agent shall accept Merchant gift certificates, store credits and due bills issued in accordance with Merchant's historical policy prior to the Sale Commencement Date but the amount thereof will not be Proceeds. Agent also shall accept returns of goods sold within seven (7) days prior to the Sale Commencement Date in accordance with Merchant's historic return policy, but the amount thereof will not be Proceeds. Merchant shall reimburse Agent for all gift certificates, stores creditors, due bills and returns which are honored pursuant to this Agreement. All such reimbursement shall be applied as an offset to the weekly payment of Expenses provided for in Section 3(c)(ii) hereof. If requested by Merchant, Agent may, at its option, purchase from Merchant such returned goods that are resalable at the Retail Price (applicable to that category of


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Merchandise as if such returned item were "Merchandise" hereunder) multiplied by the inverse of the applicable discount at the time of the return, multiplied by eighteen percent (18%).

                  b. All Proceeds shall be deposited into Merchant's bank accounts until such time as the Merchant has been paid the Guaranteed Amount and the Expenses to date have been paid in accordance with Sections 3(c)(ii) and 5(b) hereof. Once the Merchant has been paid the Guaranteed Amount and the Expenses to date have been paid, in accordance with Sections 3(c)(ii) and 5(b) hereof, the Proceeds shall be deposited into special agency accounts, for which the Agent shall have sole signatory authority and control. Merchant shall execute and deliver all necessary documents to open and maintain the accounts.

            5. Payment

                  a. Payment Amount

                        i) Agent shall guarantee to the Merchant a sum equal to eighteen percent (18%) of the inventory value at "retail" in the Stores plus the percentage of any Additional Inventory, as defined in Section 2(g) hereof, to be added to the Sale, as mutually agreed between the Merchant and Agent, calculated as follows (the "Guaranteed Amount"):

                        1. twenty-two percent (22%) of the "retail" value of the Additional Inventory if the "retail" value of the Additional Inventory to be added to the Sale aggregates approximately $1.1 million; or

                        2. twenty-four and one-half percent (24.5%) of the "retail" value of the Additional Inventory to the extent that the "retail" value of the Additional Inventory to be added to the Sale is less than


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                              $650,000 (or such other additional mutually
                              agreeable amount); and

                        3. twenty-two percent (22%) of the "retail" value of the Additional Inventory to the extent that the "retail" value of the Additional Inventory to be added to the Sale exceeds $650,000 (or such other additional mutually agreeable amount) but is significantly less than $1.1 million.

If the Proceeds from the Sale exceed the sum of (i) the Guaranteed Amount and
(ii) the Expenses of the Sale, then the Agent will keep as its Fee, the next two percent (2.0%) of the inventory value at "retail" in the Stores (the "Agent's Fee"). If the Proceeds of the Sale exceed the sum of (i) the Guaranteed Amount;
(ii) the Expenses of the Sale; and (iii) the Agent's Fee, then the Merchant and Agent will share equally in such excess Proceeds (the "Sharing Amount").

                  b. Time of Payment of Guaranteed Amount and Expenses

                        i) The Guaranteed Amount and the Expenses shall be paid from the Proceeds from the Sale on a weekly basis. To secure its obligation to pay the Guaranteed Amount and the Expenses to be paid to Merchant by Agent, Agent will deliver to Merchant an irrevocable standby letter of credit in the form set forth as Exhibit 7 (the "Agent L/C"), in an amount equal to $500,000 (the "Face Amount") together with the execution and delivery hereof by Agent, but in no event later than October 14, 1997.

                        ii) If this Agreement has not previously been terminated pursuant to Section 11(a) hereof, and in the event that (a) the Proceeds are not sufficient to pay the Guaranteed Amount and the Expenses and (b) Agent fails to make


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Merchant whole within seventy two (72) hours of Merchant notifying Agent of such deficiency, then Merchant (or any person or entity claiming by, through, or under Merchant, by assignment, pledge or otherwise) may draw against the Agent L/C to the extent necessary to pay the balance of any remaining unpaid portion of the Guaranteed Amount and the Expenses on the Sale Termination Date.

                        iii) Notwithstanding the Face Amount, any draws against the Agent L/C as provided for herein shall not exceed an amount equal to the Guaranteed Amount and the Expenses.

                        iv) Once Merchant has received the Guaranteed Amount and the Expenses to date have been paid, Merchant shall surrender all control of the Proceeds to the Agent.

                        v) Every two (2) weeks, starting from the Sale Commencement Date through the Sale Termination Date, Merchant shall authorize the reduction of the Agent L/C by an amount equal to the amount of the Proceeds that Merchant received, as of the close of business on the previous day.

                        vi) Unless otherwise agreed to between Merchant and Agent, upon receipt by Merchant of the full Guaranteed Amount and the Expenses to date, the Agent L/C shall be reduced to an amount equal to two (2) weeks Expenses.

                        vii) The Agent L/C shall terminate automatically two (2) weeks after the Sale Termination Date.

                  d. Agent's Payments


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                        The Merchant shall not be entitled to the payment of any
other monies from the Sale or otherwise, except as specified in this Agreement. The Remaining Proceeds (after payment of the Guaranteed Amount, the Expenses, the Agent's Fee and the Merchant's share of the Sharing Amount) shall belong to Agent in consideration of goods and services provided by Agent hereunder. All Merchandise remaining at the conclusion of the Sale shall become the property of Agent, free and clear of all liens, claims and encumbrances of any kind or nature whatsoever, other than Agent's obligation to pay Merchant's equal portion of the Sharing Amount, if any, relating to the subsequent sale of this Merchandise.


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            6. "Cash Savings"

                  a. In addition to and separate from the Guaranteed Amount, Expenses and the Sharing Amount, the difference between the actual cost of the Merchandise on Merchant's books and the Guaranteed Amount, shall be paid by D&W Enterprises, Inc. ("D&W") to Merchant solely in the form of "Cash Savings" on merchandise, services, travel/hotels and media that Merchant may be interested in purchasing from D&W and that may be contained in D&W's then current inventory.

                  b. "Cash Savings" shall be defined as the difference between the lowest price (after cash discounts) at which Merchant could reasonably pay for any such merchandise or services through Merchant's normal channels and the price at which D&W will sell to Merchant any such merchandise or service. Upon delivery of any such items to Merchant by D&W, Merchant will pay D&W such lower cash cost for the item delivered under the terms mutually agreed to between Merchant and D&W each time merchandise or services are sold to Merchant by D&W. "Cash Savings'shall be realized by Merchant through those purchase orders issued by Merchant to D&W and the respective invoices issued by D&W to Merchant which specifically outline the "Cash Savings" Merchant is to receive for any merchandise or services sold to Merchant.

                  c. It is expressly intended and understood that any balance of payment due to Merchant by D&W shall be remitted solely by means herein set forth for the time period required to accomplish this result and that D&W shall not be required to remit any other form of payment or cash to Merchant in payment of any "Cash Savings" due by D&W to Merchant hereunder. D&W shall offer Merchant merchandise, services, and media


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in its inventory or as may become available to D&W. This section does not apply to the Guaranteed Amount or the Sharing Amount. Merchant has no obligation hereunder to purchase any merchandise or services from D&W.

                  d. It is expressly intended and understood that any "Cash Savings" of the Merchant, as provided herein, shall be for the benefit of Merchant, or any affiliate, including, without limitation, Norton McNorton of Squire, Inc. or Miss Erika, Inc.

                  e. It is expressly intended and understood that Agent has no obligations or liability with respect to the Cash Savings and D&W.

            7. Conditions

                  The Agent's and Merchant's willingness to enter into the transaction contemplated hereunder and Agent's and Merchant's obligations hereunder are directly conditioned upon the satisfaction, compliance, and completion of the following:

                  a. The Merchant having obtained all government permits and consents necessary to conduct the Sale and any other necessary government approval.

                  b. The Merchant having obtained all other consents and approvals, whether required by contract or otherwise (including those of landlords for the Stores) necessary to consummate and perform the transaction herein contemplated.

                  c. The Merchant possessing and the Agent having the right to the undisturbed and unencumbered use and occupancy of, and the peaceful and quiet possession of, the Stores and assets currently located thereat and the services provided thereto.

                  d. The Merchant continuing to operate the Stores in the ordinary course of business from the date hereof to the Sale Commencement Date, selling


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Merchandise during said period at prices currently charged therefor, not promoting or advertising any "sales" or in-store promotions to the public, and not making any management personnel moves or changes. If any casualty or act of God substantially inhibits the conduct of business in the ordinary course at any Store, such Store and Merchandise thereat shall be deleted from this Agreement.

                  e. As of the Sale Commencement Date, the Merchant is current with all of its rent and related obligations under the Leases for the Stores.

                  f. As of the Sale Commencement Date, the Merchant is current with all of its obligations to its advertising vendors.

                  g. Prior to and during the Sale Term, Merchant shall not issue any communications about or concerning the Sale without Agent's prior consent, which will not be unreasonably withheld.

                  h. Unless otherwise consented to by the Agent, the Physical Inventory shall have been completed at each Store, and the Inventory Service shall have issued its final report to Merchant and Agent.

                  i. Upon reconciliation of the Physical Inventory and the Additional Inventory, Agent shall provide Merchant with a projected budget of the Expenses (the "Projected Expense Budget"). While Agent shall use its best efforts to maintain the Expenses within the budget, other than for Supervisor's Pay and Bonuses, as identified on Exhibit 4 hereto, the Expenses shall not be to limited to the amounts set forth in the budget.


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            8. Representations and Warranties

                  a. The Merchant hereby makes the following representations and warranties to the Agent, which shall survive the execution and delivery of this
Agreement:

                        i) The Merchant is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted.

                        ii) The Merchant has the right, power and authority required to execute, deliver and perform fully its obligations hereunder. This Agreement has been duly executed and delivered by the Merchant and constitutes the valid and binding obligation of the Merchant enforceable in accordance with its terms, subject to the Order. No court order or decree of any federal, state, or local government authority or regulatory body is in effect that would prevent or impair consummation of the transactions contemplated by this Agreement, and no consent of any third party other than that obtained by Merchant is required therefor.

                        iii) The Merchant has operated the Stores in the ordinary course of business consistent with historical operations and has not conducted any promotions or advertised sales except promotions and sales in the ordinary course of business prior to the Inventory Date consistent with historical promotions and sales for comparable periods last year and subject to Agent's prior reasonable review.

                        iv) The Merchant is authorized to conduct business in all necessary states and has all licenses, permits and authorizations of governmental bodies necessary therefor.

                        v) The Merchant will remain current through to the Sale Termination Date on its rent and related obligations under the Leases for the Stores.

                        vi) The Merchant will remain current through to the Sale Termination Date, with its advertising vendors.

                        vii) The Merchandise is owned free and clear of liens, claims and encumbrances except for the liens listed on Exhibit 5 hereto.

                        viii) The Merchant has obtained all appropriate consents or approvals of all parties identified on Exhibit 5 hereto as are necessary to consummate and perform the transaction herein contemplated.

                        ix) Since August 1, 1997, Merchant has maintained its records for the Merchandise of the Stores in the ordinary course and prices charged to the public for the Merchandise (whether in-store, by advertisement or otherwise) are the same as set forth in the said pricing files as of and for the periods indicated, except for the promotions and sales described in Section 7(a)(iii). Merchant shall identify and provide, as requested by Agent, copies of all pricing files and records since March 1, 1997 as to all Merchandise in the Stores, and represents that same are true and accurate in all material respects as to the actual cost to Merchant for purchasing said Merchandise and as to the selling price to the public therefor as of the dates and for the periods of such files and records.

                        x) There has been since August 1, 1997, and currently is, no threatened or pending legal, administrative or other proceeding with respect to the Stores or any inventory transferred to the Stores pursuant to
Section 2(d) hereof which would in any way impact Merchant's responsibilities hereunder. There has been since August 1, 1997 and is, no event, report, proceeding or matter concerning or affecting the business of Merchant or its assets which had, has or may have a material adverse impact on the business of Merchant.

                  b. The Agent represents and warrants to Merchant as follows, which representations and warranties shall survive the execution of this
Agreement:

                        i) The Agent is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power and authority to consummate the transactions contemplated hereby.

                        ii) The Agent has the right, power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary action required to authorize the execution, delivery and performance of this Agreement and no further approval is required for the Agent to enter into and deliver this Agreement and to perform its obligations hereunder.

                        iii) This Agreement has been duly executed and delivered by the Agent and constitutes the legal, valid and binding obligation of the Agent enforceable against the Agent in accordance with its terms subject only to any applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No court order or decree of any federal, state, or local governmental authority or regulatory body is in effect that would prevent or impair or is required for the Agent's consummation of the transactions contemplated by this Agreement and no consent of any third party is required therefor. No contract or other agreement to which the Agent is a party or by which the Agent is otherwise bound will prevent or impair the consummation of the transactions contemplated by this Agreement.

                        iv) The Agent does not hold or represent any interest adverse to, or have any relationship with the Merchant, its agents or employees.

                        v) The Agent agrees that this Agreement or its obligations hereunder is not assignable unless Agent obtains the prior written consent of Merchant, which consent shall not be unreasonably withheld.

                        vi) The items to be included in the Projected Expense Budget represent the projected amount of actual cost and do not include a mark up of any kind.

                        vii) To the extent that there is Merchandise remaining after the conclusion of the Sale, Agent shall notify Merchant of any subsequent sale and the proceed, net of the expenses, realized from such sale.

                        viii) To the Agent's knowledge, no actions or proceedings have been instituted by or against the Agent, or have been threatened, which proceeds, net of expense related to such sale, realized, question the validity of this Agreement or any action taken or to be taken by the Agent in connection with this Agreement or that, if adversely determined, would have a material adverse effect upon the Agent's ability to perform its obligations under this Agreement.

                        ix) No actions or proceedings (including, but not limited to, bankruptcy or other insolvency proceedings) have been instituted against the Agent or, to its knowledge, are threatened or are likely to be instituted against the Agent.

            9. Insurance

                  a. Until the expiration of the Sale Term, the Merchant shall continue in force all insurance in such amounts as it currently has in effect which the Merchant represents is accurately shown on Exhibit 6 attached hereto. The Agent shall be named as an additional loss payee as its interests may appear. The Agent shall reimburse the Merchant for costs of inventory insurance (which is defined as an Expense) during the Sale Term upon receipt of an invoice therefor from the Merchant.

                  b. During the Sale Term, the Agent shall maintain, at its cost, separate comprehensive public liability insurance for injury to persons in an amount equal to at least $1 million per occurrence, naming Merchant as additional loss payee as its interests may appear, subject to a $10,000 deductible per occurrence.

            FURNITURE, FIXTURES AND EQUIPMENT

            10. At the Merchant's request, Agent shall arrange for the sale or disposition of furniture, fixtures and equipment. In consideration of the Agent's efforts, Agent shall retain 7.5% of the sales price received therefor, less sales taxes.

            11. Defaults

                The following shall be "Events of Default" hereunder:

                  a. The Merchant or Agent shall fail to perform any material obligation hereunder if such failure remains uncured seven days after written notice thereof; or

                  b. Any representation or warranty made by Merchant or Agent proves untrue in any material respect when made; or

                  c. The Sale is terminated at a Store for reasons other than a default, breach or action by Agent not authorized hereunder.

            12. Miscellaneous

                  a. All communications provided for pursuant to this Agreement must be in writing, and mailed by Federal Express or other overnight delivery service, as follows:

      If to the Agent:        233 Needham Street
                              5th Floor
                              Newton, MA 02164
                              Attn: Steve Miller

                              TRAUB, BONACQUIST & FOX LLP
                              489 Fifth Avenue - 27th Floor
                              New York, New York 10017
                              Attn: Paul Traub

     If to the Merchant:      463 Seventh Avenue
                              New York, New York 10018
                              Attn: Amanda Bokman

                  b. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

Agreement by their duly authorized representative as a sealed instrument as of the day and year first written above.

                                   As to all Sections other than
                                   Section 6
                                   THE OZER GROUP LLC


                                   By: /s/ Stephen S. Miller
                                      ------------------------------------
                                      Its: principal

                                   As to the Entire Agreement
                                   NORTY'S. INC.


                                   By: /s/ Illegible
                                      ------------------------------------
                                      Its:

                                  As to Section 6 Only
                                  D&W ENTERPRISES, INC.


                                  By:  /s/ Illegible
                                      ------------------------------------
                                      Its:

Agreement by their duly authorized representative as a sealed instrument as of the day and year first written above.

                                   As to all Sections other than
                                   Section 6
                                   THE OZER GROUP LLC


                                   By: /s/ Illegible
                                      ------------------------------------
                                      Its:

                                   As to the Entire Agreement
                                   NORTY'S. INC.


                                   By: /s/ Amanda J. Bokman
                                      ------------------------------------
                                      Its: VP, CFO, Secretary & Treasurer

                                   As to Section 6 Only
                                   D&W ENTERPRISES, NC.


                                   By: /s/ Illegible
                                      ------------------------------------
                                      Its:

Agreement by their duly authorized representative as a sealed instrument as of the day and year first written above.

                                   As to all Sections other than
                                   Section 6
                                   THE OZER GROUP LLC


                                   By: /s/ Illegible
                                      ------------------------------------
                                      Its:

                                   As to the Entire Agreement
                                   NORTY'S. INC.


                                   By: /s/ Amanda J. Bokman
                                      ------------------------------------
                                      Its: VP, CFO, Secretary & Treasurer

                                   As to Section 6 Only
                                   D&W ENTERPRISES, NC.


                                   By: /s/ Sanford Greenberg
                                      ------------------------------------
                                      Its: CEO

                                    Exhibit 1

                                 List of Stores

Store      Location                    Store      Location
-----      -------------------------   -----      -------------------------
  1        35 S. Willowdale Drive        6        645 Outlet Center Drive
           Lancaster, PA 18447                    Nashville, TN 37214
           Telephone (717) 394-0474               Telephone (615) 889-5750

  2        Tanger Factory Outlet         7        St. Augustine Outlet Center
           800 Steven B. Tanger Blvd.             2700 SR. 16, Suite 907
           Suite 108                              St. Augustine, FL 32092
           Commerce, GA 30529                     Telephone (904) 826-3484
           Telephone (706) 335-5545
                                         8        I79 & US Route 208, Suite 220
  3        1000 Tanger Drive                      Grove City, PA 16127
           Locust Grove, GA 30248                 Telephone (412) 748-3351
           Telephone (770) 957-0660
                                         9        Orlando Shopping Center
  4        8330 Factory Shops Blvd.               5247 International Drive
           Jeffersonville, OH 43128               Orlando, FL 32819
           Telephone (614) 948-2809               Telephone (407) 352-0644

  5        121 Outlet Square            10        Outlet Park at Waceamaw Mat
           Hershey, PA 17033                      3200 Pottery Road
           Telephone (717) 534-2821               Myrtle Beach, SC 29577


Exhibit 1                              1

                                    EXHIBIT 2

            Unless otherwise agreed between the parties, within a reasonable time of the execution of this Agreement, Merchant will provide Agent with instructions regarding the procedure for inventory taking and verification that are mutually acceptable to Merchant and Agent and are in conformity with historical practice and procedures such inventory taking and verification.

                                   Exhibit 3

                    Base Payroll and Payroll Tax Information

A listing of the Merchant's current employees by location is attached.


Exhibit 3                              1

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 1

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
DELMONACO, IDA                   1 REGULAR            40.00    320.00   1600.00   12800.00    6 CHECKING          270.45   4327.20
1703 ###-##-#### FL FL FL
52 S2/S2 FL        9
  8.0000 Hourly
                                                    -------   -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                      40.00    320.00   1600.00   12800.00                        270.45   4327.20
------------------------------------------------------------------------------------------------------------------------------------
HAMRICK, CARMEN                  1 REGULAR            40.00    280.00   1567.75   10974.25
1705 ###-##-#### FL FL FL
52 N1/M1 FL        9
  7.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    280.00   1567.75   10974.25
------------------------------------------------------------------------------------------------------------------------------------
MAZER, DORIS                     1 REGULAR            24.50    159.25    478.50    3110.29
1507 ###-##-#### FL FL FL
52 S0/S0 FL        9
  6.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      24.50    159.25    478.50    3110.29
------------------------------------------------------------------------------------------------------------------------------------
VALLE, MERARI                    1 REGULAR            12.50     65.63     49.00     257.26
1752 ###-##-#### FL FL FL
52 S0/S0 FL        9
  5.2500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      12.50     65.63     49.00     257.26
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
DELMONACO, IDA                   FEDERAL             25.07   1002.80            0.00
1703 ###-##-#### FL FL FL        OASDI               19.84    793.60    DIRDEP
52 S2/S2 FL        9             MEDICARE             4.64    185.60
  8.0000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     49.55   1982.00
-------------------------------------------------------------------------------------
HAMRICK, CARMEN                  FEDERAL             15.75    605.59          242.83
1705 ###-##-#### FL FL FL        OASDI               17.36    680.40      4145
52 N1/M1 FL        9             MEDICARE             4.06    159.12
  7.0000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     37.17   1445.11
-------------------------------------------------------------------------------------
MAZER, DORIS                     FEDERAL             16.24    306.04          130.83
1507 ###-##-#### FL FL FL        OASDI                9.87    192.86      4146
52 S0/S0 FL        9             MEDICARE             2.31     45.09
  6.5000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     28.42    543.99
-------------------------------------------------------------------------------------
VALLE, MERARI                    FEDERAL              2.20     15.66           58.41
1752 ###-##-#### FL FL FL        OASDI                4.07     15.95      4147
52 S0/S0 FL        9             MEDICARE             0.95      3.73
  5.2500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                      7.22     35.34
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 2

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ORLANDO                          1 REGULAR           117.00    824.88   4233.50   30130.52    6 CHECKING          270.45   4327.20
DEPARTMENT TOTALS
  4 EMPLOYEES   4 CHECKS








                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                   117.00    824.88   4233.50   30130.52                        270.45   4327.20
------------------------------------------------------------------------------------------------------------------------------------
DIAMOND, ERIKA M                 1 REGULAR            11.25     59.06     27.75     145.69
1754 ###-##-#### FL FL FL
52 S0/S0 FL       15
  5.2500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      11.25     59.06     27.75     145.69
------------------------------------------------------------------------------------------------------------------------------------
GANSON, JESSICA                  1 REGULAR             4.75     25.18    455.50    2297.09
1633 ###-##-#### FL FL FL
52 S0/S0 FL       15
  5.3000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                       4.75     25.18    455.50    2297.09
------------------------------------------------------------------------------------------------------------------------------------
GOVAN, CINDY A.                  1 REGULAR                     425.00             17000.00    6 CHECKING          317.87   5085.92
1495 ###-##-#### FL FL FL        K 401-K                       -17.00              -680.00    E EXPANDED DI         0.19      7.60
52 S0/S0 FL       15             P MED 125                      -5.00              -200.00
  425.00 Salary                  20 401K E-M                     5.95               238.00
                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                               403.00             16120.00                        318.06   5093.52
                                                               425.00             17000.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
EMPLOYEE NAME                     TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION     DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
ORLANDO                           FEDERAL             59.26   2017.46          432.07
DEPARTMENT TOTALS                 OASDI               51.14   1868.12
  4 EMPLOYEES   4 CHECKS          MEDICARE            11.96    436.92
                                                    -------  --------
                                                     122.36   4322.50
                                  ER OASDI            51.14   1868.10
                                  ER MEDCR            11.96    436.90
                                  ER FUI               1.80    162.85
                                  FL ER SUI            0.25     22.40
                                                    -------  --------
                                                      65.15   2490.25
                                                    -------  --------
  DEPARTMENT TOTAL                                   187.51   6812.75
--------------------------------------------------------------------------------------
DIAMOND, ERIKA M                  FEDERAL              1.21      1.84           53.33
1754 ###-##-#### FL FL FL         OASDI                3.66      9.03      4148
52 S0/S0 FL       15              MEDICARE             0.86      2.12
  5.2500 Hourly
                                                    -------  --------
  EMPLOYEE TOTAL                                       5.73     12.99
--------------------------------------------------------------------------------------
GANSON, JESSICA                   FEDERAL                       98.91           23.25
1633 ###-##-#### FL FL FL         OASDI                1.56    142.45      4149
52 S0/S0 FL       15              MEDICARE             0.37     33.30
  5.3000 Hourly
                                                    -------  --------
  EMPLOYEE TOTAL                                       1.93    274.66
--------------------------------------------------------------------------------------
GOVAN, CINDY A.                   FEDERAL             52.81   2112.40            0.00
1495 ###-##-#### FL FL FL         OASDI               26.04   1041.60    DIRDEP
52 S0/S0 FL       15              MEDICARE             6.09    243.60
  425.00 Salary
                                                    -------  --------
  EMPLOYEE TOTAL                                      84.94   3397.60

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 3

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MANUCY, ELIZABETH R              1 REGULAR            10.50     55.13     34.00     178.51
1753 ###-##-#### FL FL FL
52 S0/S0 FL       15
  5.2500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      10.50     55.13     34.00     178.51
------------------------------------------------------------------------------------------------------------------------------------
RAKE, PEGGY S                    1 REGULAR            38.00    228.00   1138.25    6829.50    6 CHECKING          194.96   2990.10
1672 ###-##-#### FL FL FL        2 OVERTIME                                5.75      51.75
52 M0/M0 FL       15
  6.0000 Hourly
                                                    -------   -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                      38.00    228.00   1144.00    6881.25                        194.96   2990.10
------------------------------------------------------------------------------------------------------------------------------------
SINGLETON, LINDA                 1 REGULAR            40.00    260.00   1600.00   10400.00    6 CHECKING          215.85   1079.30
1443 ###-##-#### FL FL FL        P MED 125                      -5.00              -200.00
52 M0/M0 FL       15
  6.5000 Hourly
                                                    -------   -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                      40.00    255.00   1600.00   10200.00                        215.85   1079.30
                                                               260.00             10400.00
------------------------------------------------------------------------------------------------------------------------------------
ST. AUGUSTINE                    1 REGULAR           104.50   1052.37   4124.00   41691.34    6 CHECKING          728.68   9155.32
DEPARTMENT TOTALS                2 OVERTIME                                5.75      51.75    E EXPANDED DI         0.19      7.60
  6 EMPLOYEES   6 CHECKS         4 3RD PART                                         133.71   13 3RD PARTY S                 123.48
                                 K 401-K                       -17.00              -680.00   33 3RD PARTY O                   8.30


                                 P MED 125                     -10.00              -450.00   34 3RD PARTY M                   1.93
                                20 401K E-M                      5.95               238.00






                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                   104.50   1025.37   4129.75   40746.80                        728.87   9296.63
                                                              1052.37             41876.80
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
MANUCY, ELIZABETH R              FEDERAL              0.63      3.85           50.28
1753 ###-##-#### FL FL FL        OASDI                3.42     11.07      4150
52 S0/S0 FL       15             MEDICARE             0.80      2.59
  5.2500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                      4.85     17.51
-------------------------------------------------------------------------------------
RAKE, PEGGY S                    FEDERAL             15.59    401.93            0.00
1672 ###-##-#### FL FL FL        OASDI               14.14    426.66    DIRDEP
52 M0/M0 FL       15             MEDICARE             3.31     99.78
  6.0000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     33.04    928.37
-------------------------------------------------------------------------------------
SINGLETON, LINDA                 FEDERAL             19.64    785.60            0.00
1443 ###-##-#### FL FL FL        OASDI               15.81    632.40    DIRDEP
52 M0/M0 FL       15             MEDICARE             3.70    147.90
  6.5000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     39.15   1565.90

-------------------------------------------------------------------------------------
ST. AUGUSTINE                    FEDERAL             89.88   3663.94          126.86
DEPARTMENT TOTALS                OASDI               64.63   2580.93
  6 EMPLOYEES   6 CHECKS         MEDICARE            15.13    603.59
                                 GA STATE                       1.23
                                                   -------  --------
                                                    169.64   6849.69
                                 ER OASDI            64.63   2589.10
                                 ER MEDCR            15.13    605.52
                                 ER FUI               2.93    230.09
                                 FL ER SUI            0.40     31.33
                                 GA ER SUI                      8.78
                                 GA ADMIN                       0.20
                                                   -------  --------
                                                     83.09   3465.02
                                                   -------  --------
  DEPARTMENT TOTAL                                  252.73  10314.71

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 4

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
* FLORIDA *                      1 REGULAR           221.50   1877.25   8357.50   71821.86    6 CHECKING          999.13  13482.52
BRANCH TOTALS                    2 OVERTIME                                5.75      51.75    E EXPANDED DI         0.19      7.60
 10 EMPLOYEES  10 CHECKS         4 3RD PART                                         133.71   13 3RD PARTY S                 123.48
                                 K 401-K                       -17.00              -680.00   33 3RD PARTY O                   8.30


                                 P MED 125                     -10.00              -450.00   34 3RD PARTY M                   1.93
                                20 401K E-M                      5.95               238.00




                                                    -------   -------  --------  ---------                      --------  --------
  BRANCH TOTAL                                       221.50   1850.25   8363.25   70877.32                        999.32  13623.83
                                                              1877.25             72007.32
------------------------------------------------------------------------------------------------------------------------------------
CHAMBERS, TERRI                  1 REGULAR            12.50     81.25    347.00    1980.05
1720 ###-##-#### GA GA GA
52 S0/S0 GA       11
  6.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      12.50     81.25    347.00    1980.05
------------------------------------------------------------------------------------------------------------------------------------
WEBB, PAULA M                    1 REGULAR            40.00    360.00   1428.75   12350.00
1676 ###-##-#### GA GA GA        2 OVERTIME                               60.25     756.38
52 S0/S0 GA       11
  9.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    360.00   1489.00   13106.38
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
* FLORIDA *                      FEDERAL            149.14   5681.40          558.93
BRANCH TOTALS                    OASDI              115.77   4449.05
 10 EMPLOYEES  10 CHECKS         MEDICARE            27.09   1040.51
                                 GA STATE                       1.23
                                                   -------  --------
                                                    292.00  11172.19
                                 ER OASDI           115.77   4457.20
                                 ER MEDCR            27.09   1042.42
                                 ER FUI               4.73    392.94
                                 FL ER SUI            0.65     53.73
                                 GA ER SUI                      8.78
                                 GA ADMIN                       0.20
                                                   -------  --------
  BRANCH TOTAL                                      148.24   5955.27
                                                   -------  --------
                                                    440.24  17127.46
-------------------------------------------------------------------------------------
CHAMBERS, TERRI                  FEDERAL              4.54    151.78           69.89
1720 ###-##-#### GA GA GA        OASDI                5.04    122.77      4151
52 S0/S0 GA       11             MEDICARE             1.18     28.73
  6.5000 Hourly                  GA STATE             0.60     23.75
                                                   -------  --------
  EMPLOYEE TOTAL                                     11.36    327.03
-------------------------------------------------------------------------------------
WEBB, PAULA M                    FEDERAL             46.36   1697.06          270.81
1676 ###-##-#### GA GA GA        OASDI               22.32    812.59      4152
52 S0/S0 GA       11             MEDICARE             5.22    190.05
  9.0000 Hourly                  GA STATE            15.29    559.23
                                                   -------  --------
  EMPLOYEE TOTAL                                     89.19   3258.93
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 5

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
WILLIAMS, KRISTY                 1 REGULAR            33.25    232.75    523.75    3666.25
1735 ###-##-#### GA GA GA
52 S1/S1 GA       11
  7.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      33.25    232.75    523.75    3666.25
------------------------------------------------------------------------------------------------------------------------------------
COMMERCE                         1 REGULAR            85.75    674.00   4498.75   32084.33    D DISABILITY                    6.20
DEPARTMENT TOTALS                2 OVERTIME                               82.25     986.46    E EXPANDED DI                   3.10
  3 EMPLOYEES   3 CHECKS         P MED 125                                         -100.00    F LTD-LONG TE                   2.50
                                                                                              G GARNISHEE                   338.13









                                                    -------   -------  --------  ---------                                --------
  DEPARTMENT TOTAL                                    85.75    674.00   4581.00   32970.79                                  349.93
                                                                                  33070.79
------------------------------------------------------------------------------------------------------------------------------------
HIGGINS, SHELLIE                 1 REGULAR            40.00    280.00    574.25    4019.75
1731 ###-##-#### GA GA GA        2 OVERTIME                                5.00      52.50
52 S1/S1 GA       14
  7.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    280.00    579.25    4072.25
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
WILLIAMS, KRISTY                 FEDERAL             19.62    335.89          189.40
1735 ###-##-#### GA GA GA        OASDI               14.43    227.30      4153
52 S1/S1 GA       11             MEDICARE             3.37     53.14
  7.0000 Hourly                  GA STATE             5.93    109.38
                                                   -------  --------
  EMPLOYEE TOTAL                                     43.35    725.71
-------------------------------------------------------------------------------------
COMMERCE                         FEDERAL             70.52   3336.12          530.10
DEPARTMENT TOTALS                OASDI               41.79   2157.42
  3 EMPLOYEES   3 CHECKS         MEDICARE             9.77    504.64
                                 GA STATE            21.82   1014.50
                                                   -------  --------
                                                    143.90   7012.68
                                 ER OASDI            41.79   2157.40
                                 ER MEDCR             9.77    504.55
                                 ER FUI               2.51    229.52
                                 GA ER SUI            8.29    799.67
                                 GA ADMIN             0.19     18.17
                                                   -------  --------
                                                     62.55   3709.31
                                                   -------  --------
  DEPARTMENT TOTAL                                  206.45  10721.99

-------------------------------------------------------------------------------------
HIGGINS, SHELLIE                 FEDERAL             26.71    381.50          223.11
1731 ###-##-#### GA GA GA        OASDI               17.36    252.48      4154
52 S1/S1 GA       14             MEDICARE             4.06     59.04
  7.0000 Hourly                  GA STATE             8.76    124.09
                                                   -------  --------
  EMPLOYEE TOTAL                                     56.89    817.11
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 6

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
OLDFIELD, KIMBERLY               1 REGULAR            40.00    360.00    570.50    4793.50    6 CHECKING          283.93    851.79
1732 ###-##-#### GA GA GA        2 OVERTIME                               30.00     286.23
52 M0/M0 GA       14
  9.0000 Hourly
                                                    -------   -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                      40.00    360.00    600.50    5079.73                        283.93    851.79
------------------------------------------------------------------------------------------------------------------------------------
PENN, JACLYN D                   1 REGULAR            25.00    150.00    218.25    1309.50
1750 ###-##-#### GA GA GA
52 S0/S0 GA       14
  6.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      25.00    150.00    218.25    1309.50
------------------------------------------------------------------------------------------------------------------------------------
TAYLOR, DOROTHY                  1 REGULAR            12.00     66.00    133.00     731.51
1738 ###-##-#### GA GA GA
52 S1/S1 GA       14
  5.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      12.00     66.00    133.00     731.51
------------------------------------------------------------------------------------------------------------------------------------
LOCUST GROVE                     1 REGULAR           117.00    856.00   4636.75   33380.18    6 CHECKING          283.93   1387.26
DEPARTMENT TOTALS                2 OVERTIME                              154.50    1867.30
  4 EMPLOYEES   4 CHECKS         K 401-K                                           -210.49
                                20 401K E-M                                          73.68


                                P2 MED 125                                         -135.00




------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
OLDFIELD, KIMBERLY               FEDERAL             35.39    501.44            0.00
1732 ###-##-#### GA GA GA        OASDI               22.32    314.95    DIRDEP
52 M0/M0 GA       14             MEDICARE             5.22     73.66
  9.0000 Hourly                  GA STATE            13.14    186.34
                                                   -------  --------
  EMPLOYEE TOTAL                                     76.07   1076.39
-------------------------------------------------------------------------------------
PENN, JACLYN D                   FEDERAL             14.86    127.66          120.68
1750 ###-##-#### GA GA GA        OASDI                9.30     81.19      4155
52 S0/S0 GA       14             MEDICARE             2.18     18.98
  6.0000 Hourly                  GA STATE             2.98     26.89
                                                   -------  --------
  EMPLOYEE TOTAL                                     29.32    254.72
-------------------------------------------------------------------------------------
TAYLOR, DOROTHY                  FEDERAL                        1.01           60.95
1738 ###-##-#### GA GA GA        OASDI                4.09     45.34      4156
52 S1/S1 GA       14             MEDICARE             0.96     10.64
  5.5000 Hourly                  GA STATE                       0.89
                                                   -------  --------
  EMPLOYEE TOTAL                                      5.05     57.88
-------------------------------------------------------------------------------------
LOCUST GROVE                     FEDERAL             76.96   2684.49          404.74
DEPARTMENT TOTALS                OASDI               53.07   2043.20
  4 EMPLOYEES   4 CHECKS         MEDICARE            12.42    477.96
                                 GA STATE            24.88    944.56
                                                   -------  --------
                                                    167.33   6150.21
                                 ER OASDI            53.07   2043.13
                                 ER MEDCR            12.42    477.85
                                 ER FUI               6.85    233.20
                                 GA ER SUI           22.59    818.01
                                 GA ADMIN             0.52     18.59
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 7

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                   117.00    856.00   4791.25   34901.99                        283.93   1387.26
                                                                                  35247.48
------------------------------------------------------------------------------------------------------------------------------------
* GEORGIA *                      1 REGULAR           202.75   1530.00   9135.50   65464.51    6 CHECKING          283.93   1387.26
BRANCH TOTALS                    2 OVERTIME                              236.75    2853.76    D DISABILITY                    6.20
  7 EMPLOYEES   7 CHECKS         K 401-K                                           -210.49    E EXPANDED DI                   3.10
                                                                                   -100.00    F LTD-LONG TE                   2.50

                                 P MED 125
                                P2 MED 125                                           73.68    G GARNISHEE                   338.13
                                                                                   -135.00





                                                    -------   -------  --------  ---------                      --------  --------
  BRANCH TOTAL                                       202.75   1530.00   9372.25   67872.78                        283.93   1737.19
                                                                                  68318.27
------------------------------------------------------------------------------------------------------------------------------------
CROOKS, JUDY                     1 REGULAR            19.50    126.75    687.00    4286.25
1640 ###-##-#### OH OH OH
52 M0/M0 OH        8
  6.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      19.50    126.75    687.00    4286.25
------------------------------------------------------------------------------------------------------------------------------------
CUPP, JANET E                    1 REGULAR            10.00     55.00    189.00    1039.50
1722 ###-##-#### OH OH OH
52 M0/M0 OH        8
  5.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      10.00     55.00    189.00    1039.50
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
                                                   -------  --------
  DEPARTMENT TOTAL                                   95.45   3590.78
                                                    262.78   9740.99
-------------------------------------------------------------------------------------
* GEORGIA *                      FEDERAL            147.48   6020.61          934.84
BRANCH TOTALS                    OASDI               94.86   4200.62
  7 EMPLOYEES   7 CHECKS         MEDICARE            22.19    982.60
                                 GA STATE            46.70   1959.06
                                                   -------  --------
                                                    311.23  13162.89
                                 ER OASDI            94.86   4200.53
                                 ER MEDCR            22.19    982.40
                                 ER FUI               9.36    462.72
                                 GA ER SUI           30.88   1617.68
                                 GA ADMIN             0.71     36.76
                                                   -------  --------
                                                    158.00   7300.09
                                                   -------  --------
  BRANCH TOTAL                                      469.23  20462.98

-------------------------------------------------------------------------------------
CROOKS, JUDY                     FEDERAL              0.41     30.90          115.37
1640 ###-##-#### OH OH OH        OASDI                7.86    265.78      4157
52 M0/M0 OH        8             MEDICARE             1.84     62.19
  6.5000 Hourly                  OH STATE             1.27     40.78
                                                   -------  --------
  EMPLOYEE TOTAL                                     11.38    399.65
-------------------------------------------------------------------------------------
CUPP, JANET E                    OASDI                3.41     64.46           50.40
1722 ###-##-#### OH OH OH        MEDICARE             0.75     15.07      4158
52 M0/M0 OH        8             OH STATE             0.44      8.43
  5.5000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                      4.60     87.96
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 8

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MCCONKEY, CATHY                  1 REGULAR                     375.00             15000.00
1549 ###-##-#### OH OH OH        K 401-K                       -18.75              -750.00
52 S0/S0 OH        8             20 401K E-M                     6.56               262.40
  375.00 Salary                 P2 MED 125                      -5.00              -200.00
                                                              -------            ---------
  EMPLOYEE TOTAL                                               351.25             14050.00
                                                               375.00             15000.00
------------------------------------------------------------------------------------------------------------------------------------
RANDOLPH, MARY                   1 REGULAR            40.00    280.00   1600.00   11200.00
1538 ###-##-#### OH OH OH        K 401-K                       -11.20              -448.00
52 M0/M0 OH        8             20 401K E-M                     3.92               156.80
  7.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    268.80   1600.00   10752.00
                                                               280.00             11200.00
------------------------------------------------------------------------------------------------------------------------------------
OHIO                             1 REGULAR            69.50    836.75   2922.50   34204.75
DEPARTMENT TOTALS                K 401-K                       -29.95             -1198.00
  4 EMPLOYEES   4 CHECKS        20 401K E-M                     10.48               419.20
                                P2 MED 125                      -5.00              -305.00











                                                    -------   -------  --------  ---------
  DEPARTMENT TOTAL                                    69.50    801.80   2922.50   32701.75
                                                               836.75             34204.75
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
MCCONKEY, CATHY                  FEDERAL             45.04   1801.60          269.98
1549 ###-##-#### OH OH OH        OASDI               22.94    917.60      4159
52 S0/S0 OH        8             MEDICARE             5.32    214.60
  375.00 Salary                  OH STATE             7.97    318.80
                                                   -------  --------
  EMPLOYEE TOTAL                                     81.27   3252.60

-------------------------------------------------------------------------------------
RANDOLPH, MARY                   FEDERAL             21.71    868.40          220.87
1538 ###-##-#### OH OH OH        OASDI               17.36    694.40      4160
52 M0/M0 OH        8             MEDICARE             4.06    162.40
  7.0000 Hourly                  OH STATE             4.80    192.00
                                                   -------  --------
  EMPLOYEE TOTAL                                     47.93   1917.20

-------------------------------------------------------------------------------------
OHIO                             FEDERAL             67.16   2937.46          656.62
DEPARTMENT TOTALS                OASDI               51.57   2148.75
  4 EMPLOYEES   4 CHECKS         MEDICARE            11.97    502.59
                                 OH STATE            14.48    585.40
                                 PA STATE                      21.20
                                 BERKS PA                       7.59
                                                   -------  --------
                                                    145.18   6202.99
                                 ER OASDI            51.57   2148.68
                                 ER MEDCR            12.07    502.51
                                 ER FUI               1.45    181.25
                                 OH ER SUI            2.37    338.06
                                 PA ER SUI                     44.62
                                                   -------  --------
                                                     67.46   3215.12
                                                   -------  --------
  DEPARTMENT TOTAL                                  212.64   9418.11

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 9

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
* OHIO *                         1 REGULAR            69.50    836.75   2922.50   34204.75
BRANCH TOTALS                    K 401-K                       -29.95             -1198.00
  4 EMPLOYEES   4 CHECKS        20 401K E-M                     10.48               419.20
                                P2 MED 125                      -5.00              -305.00











                                                    -------   -------  --------  ---------
  BRANCH TOTAL                                        69.50    801.80   2922.50   32701.75
                                                               836.75             34204.75
------------------------------------------------------------------------------------------------------------------------------------
FALATKO, DANIEL                  1 REGULAR            11.50     63.25    385.75    2121.66
1709 ###-##-#### PA PA PA
52 S0/S0 PA        1
  5.5000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      11.50     63.25    385.75    2121.66
------------------------------------------------------------------------------------------------------------------------------------
FERHAT, DANIEL                   1 REGULAR             1.75      9.63     58.25     320.40
1805 ###-##-#### PA PA PA
52 S0/S0 PA        1
  5.5000 Hourly  TERM-06/04/97

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                       1.75      9.63     58.25     320.40
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
* OHIO *                         FEDERAL             67.16   2937.46          656.62
BRANCH TOTALS                    OASDI               51.57   2148.75
  4 EMPLOYEES   4 CHECKS         MEDICARE            11.97    502.59
                                 OH STATE            14.48    585.40
                                 PA STATE                      21.20
                                 BERKS PA                       7.59
                                                   -------  --------
                                                    145.18   6202.99
                                 ER OASDI            51.57   2148.68
                                 ER MEDCR            12.07    502.51
                                 ER FUI               1.45    181.25
                                 OH ER SUI            2.37    338.06
                                 PA ER SUI                     44.62
                                                   -------  --------
                                                     67.46   3215.12
                                                   -------  --------
  BRANCH TOTAL                                      212.64   9418.11

-------------------------------------------------------------------------------------
FALATKO, DANIEL                  FEDERAL              1.84    174.07           54.17
1709 ###-##-#### PA PA PA        OASDI                3.92    131.55      4161
52 S0/S0 PA        1             MEDICARE             0.92     30.74
  5.5000 Hourly                  PA STATE             1.77     59.41
                                 BERKS PA             0.63     21.24
                                                   -------  --------
  EMPLOYEE TOTAL                                      9.08    417.01
-------------------------------------------------------------------------------------
FERHAT, DANIEL                   FEDERAL                       14.84            8.52
1805 ###-##-#### PA PA PA        OASDI                0.60     19.87      4162
52 S0/S0 PA        1             MEDICARE             0.14      4.65
  5.5000 Hourly  TERM-06/04/97   PA STATE             0.27      8.97
                                 BERKS PA             0.10      3.20
                                                   -------  --------
  EMPLOYEE TOTAL                                      1.11     51.53
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 10

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
MAHONEY, DARRIN                  1 REGULAR                     600.00             24000.00    6 CHECKING          415.76   6652.16
6387 ###-##-#### PA PA PA        20 401K E-M                    12.60               504.00    E EXPANDED DI         0.72     28.80
52 M1/M1 PA        1            KP 401K PA                     -36.00             -1440.00    S STOCK PURCH         5.00    200.00
  600.00 Salary                 P1 MED 125                     -20.00              -800.00

                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                               544.00             21760.00                        421.48   6880.96
                                                               600.00             24000.00
------------------------------------------------------------------------------------------------------------------------------------
MAHONEY, JAY                     1 REGULAR                    2100.00             84000.00    6 CHECKING         1529.08  23489.94
6980 ###-##-#### PA PA PA        20 401K E-M                    44.10              1764.00    E EXPANDED DI        15.75    630.00
52 M10/M10 PA        1          KP 401K PA                    -126.00             -5040.00    S STOCK PURCH        20.00    800.00
  2100.00 Salary                P1 MED 125                     -30.00             -1200.00

                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                              1944.00             77760.00                       1564.83  24919.94
                                                              2100.00             84000.00
------------------------------------------------------------------------------------------------------------------------------------
KUTZTOWN                         1 REGULAR            13.25   2772.88    830.50  112567.92    6 CHECKING         1944.84  30142.10
DEPARTMENT TOTALS               20 401K E-M                     56.70              2268.00    E EXPANDED DI        16.47    658.80
  4 EMPLOYEES   4 CHECKS        KP 401K PA                    -162.00             -6480.00    S STOCK PURCH        25.00   1000.00
                                P1 MED 125                     -50.00             -2000.00









                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                    13.25   2560.88    830.50  104087.92                       1986.31  31800.90
                                                              2772.88            112567.92
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
MAHONEY, DARRIN                  FEDERAL             55.35   2214.00            0.00
6387 ###-##-#### PA PA PA        OASDI               35.96   1438.40    DIRDEP
52 M1/M1 PA        1             MEDICARE             8.41    336.40
  600.00 Salary                  PA STATE            16.80    672.00
                                 BERKS PA             6.00    240.00
                                                   -------  --------
  EMPLOYEE TOTAL                                    122.52   4900.80

-------------------------------------------------------------------------------------
MAHONEY, JAY                     FEDERAL            269.40  10776.00            0.00
6980 ###-##-#### PA PA PA        OASDI                       4054.80    DIRDEP
52 M10/M10 PA        1           MEDICARE            29.97   1200.60
  2100.00 Salary                 PA STATE            58.80   2352.00
                                 BERKS PA            21.00    840.00
                                                   -------  --------
  EMPLOYEE TOTAL                                    379.17  19223.40

-------------------------------------------------------------------------------------
KUTZTOWN                         FEDERAL            326.59  13188.57           62.69
DEPARTMENT TOTALS                OASDI               40.48   5729.49
  4 EMPLOYEES   4 CHECKS         MEDICARE            39.44   1592.31
                                 PA STATE            77.64   3121.20
                                 BERKS PA            27.73   1112.00
                                                   -------  --------
                                                    511.88  24743.57
                                 ER OASDI            40.48   5729.50
                                 ER MEDCR            39.49   1592.26
                                 ER FUI               0.59    142.48
                                 PA ER SUI            4.30   1168.88
                                                   -------  --------
                                                     84.86   8633.12
                                                   -------  --------
  DEPARTMENT TOTAL                                  596.74  33376.69

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 11

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
AMMER, MARY                      1 REGULAR            37.75    273.69    730.25    4530.69    L LOAN                         10.00
1566 ###-##-#### PA PA PA
52 M1/M1 PA        3
  7.2500 Hourly


                                                    -------   -------  --------  ---------                                --------
  EMPLOYEE TOTAL                                      37.75    273.69    730.25    4530.69                                   10.00
------------------------------------------------------------------------------------------------------------------------------------
COLE, VIKI E                     1 REGULAR            22.00    132.00    482.50    2895.00
1506 ###-##-#### PA PA PA
52 S2/S2 PA        3
  6.0000 Hourly


                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      22.00    132.00    482.50    2895.00
------------------------------------------------------------------------------------------------------------------------------------
NORRIS, SHERRY                   1 REGULAR                     350.00             14000.00    L LOAN                         10.00
1899 ###-##-#### PA PA PA        2 OVERTIME                                2.25     190.38
52 M0/M0 PA        3            20 401K E-M                      7.35               298.00
  350.00 Salary                 KP 401K PA                     -21.00              -851.42
                                P1 MED 125                     -20.00              -800.00

                                                              -------  --------  ---------                                --------
  EMPLOYEE TOTAL                                               309.00      2.25   12538.96                                   10.00
                                                               350.00             14190.38
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
AMMER, MARY                      FEDERAL             14.80     47.29          227.65
1566 ###-##-#### PA PA PA        OASDI               16.97    280.90      4163
52 M1/M1 PA        3             MEDICARE             3.97     65.69
  7.2500 Hourly                  PA STATE             7.66    126.85
                                 MERCER PA                     30.90
                                 108M PA              2.74     14.43
                                                   -------  --------
  EMPLOYEE TOTAL                                     46.14    566.06
-------------------------------------------------------------------------------------
COLE, VIKI E                     FEDERAL                       16.06          116.89
1506 ###-##-#### PA PA PA        OASDI                8.18    179.50      4164
52 S2/S2 PA        3             MEDICARE             1.91     41.97
  6.0000 Hourly                  PA STATE             3.70     81.06
                                 MERCER PA                     18.66
                                 108M PA              1.32     10.33
                                                   -------  --------
  EMPLOYEE TOTAL                                     15.11    347.58
-------------------------------------------------------------------------------------
NORRIS, SHERRY                   FEDERAL             27.74   1136.45          242.71
1899 ###-##-#### PA PA PA        OASDI               20.46    830.20      4165
52 M0/M0 PA        3             MEDICARE             4.79    194.20
  350.00 Salary                  PA STATE             9.80    397.32
                                 108M PA              3.50     28.23
                                 MERCER PA                    113.68
                                                   -------  --------
  EMPLOYEE TOTAL                                     66.29   2700.08

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 12

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
GROVE CITY                       1 REGULAR            59.75    755.69   2392.00   29275.74    L LOAN                         30.00
DEPARTMENT TOTALS                2 OVERTIME                                2.25     190.38
  3 EMPLOYEES   3 CHECKS        20 401K E-M                      7.35               298.00
                                KP 401K PA                     -21.00              -851.42
                                P1 MED 125                     -20.00              -800.00












                                                    -------   -------  --------  ---------                                --------
  DEPARTMENT TOTAL                                    59.75    714.69   2394.25   27814.70                                   30.00
                                                               755.69             29466.12
------------------------------------------------------------------------------------------------------------------------------------
HUNTSBERGER, EDITH               1 REGULAR            40.00    280.00    596.00    4172.00
1716 ###-##-#### PA PA PA        2 OVERTIME                                6.50      68.25
52 S1/S1 PA        4
  7.0000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    280.00    602.50    4240.25
------------------------------------------------------------------------------------------------------------------------------------
KOWKER, CAROL                    1 REGULAR            17.00    102.00    451.50    2709.00
1605 ###-##-#### PA PA PA
52 M0/M0 PA        4
  6.0000 Hourly


                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      17.00    102.00    451.50    2709.00
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
GROVE CITY                       FEDERAL             42.54   1912.29          587.15
DEPARTMENT TOTALS                OASDI               45.61   2089.86
  3 EMPLOYEES   3 CHECKS         MEDICARE            10.67    488.87
                                 PA STATE            21.16    966.19
                                 BERKS PA                       5.12
                                 MERCER PA                    236.62
                                 DERRY PA                       6.72
                                 DAIRY PA                      43.76
                                 108M PA              7.56     52.99
                                                   -------  --------
                                                    127.54   5802.42
                                 ER OASDI            45.61   2089.79
                                 ER MEDCR            10.67    488.76
                                 ER FUI               3.25    218.54
                                 PA ER SUI           23.94   1670.65
                                                   -------  --------
                                                     83.47   4467.74
                                                   -------  --------
  DEPARTMENT TOTAL                                  211.01  10270.16

-------------------------------------------------------------------------------------
HUNTSBERGER, EDITH               FEDERAL             26.71    395.68          221.23
1716 ###-##-#### PA PA PA        OASDI               17.36    262.89      4166
52 S1/S1 PA        4             MEDICARE             4.06     61.49
  7.0000 Hourly                  PA STATE             7.84    118.73
                                 DERRY PA             2.80     42.42
                                                   -------  --------
  EMPLOYEE TOTAL                                     58.77    881.21
-------------------------------------------------------------------------------------
KOWKER, CAROL                    FEDERAL             10.00    290.90           80.32
1605 ###-##-#### PA PA PA        OASDI                6.32    167.97      4167
52 M0/M0 PA        4             MEDICARE             1.48     39.31
  6.0000 Hourly                  PA STATE             2.86     75.84
                                 DAIRY PA                       7.80
                                 DERRY PA             1.02     19.29
                                                   -------  --------
  EMPLOYEE TOTAL                                     21.68    601.11
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 13

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
KOWKER, MARY A                   1 REGULAR            12.00     78.00    728.50    4693.25
1580 ###-##-#### PA PA PA
52 S0/S0 PA        4
  6.5000 Hourly


                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      12.00     78.00    728.50    4693.25
------------------------------------------------------------------------------------------------------------------------------------
MAHONEY, DONNA                   1 REGULAR                     450.00             18000.00    6 CHECKING          320.73   5130.98
1488 ###-##-#### PA PA PA       20 401K E-M                      6.30               252.00    E EXPANDED DI         3.60    134.80
52 M0/M0 PA        4            KP 401K PA                     -18.00              -720.00    S STOCK PURCH        10.00    400.00
  450.00 Salary

                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                               432.00             17280.00                        334.33   5665.78
                                                               450.00             18000.00
------------------------------------------------------------------------------------------------------------------------------------
STANLEY, DOTTIE                  1 REGULAR            10.00     65.00    707.00    4553.60
1569 ###-##-#### PA PA PA
52 M1/M1 PA        4
  6.5000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      10.00     65.00    707.00    4553.60
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
-------------------------------------------------------------------------------------
KOWKER, MARY                     FEDERAL              4.06    447.66           65.01
1580 ###-##-#### PA PA PA        OASDI                4.84    290.96      4168
52 S0/S0 PA        4             MEDICARE             1.13     68.06
  6.5000 Hourly                  PA STATE             2.18    131.44
                                 DAIRY PA                      19.74
                                 DERRY PA             0.78     27.23
                                                   -------  --------
  EMPLOYEE TOTAL                                     12.99    985.09
-------------------------------------------------------------------------------------
MAHONEY, DONNA                   FEDERAL             46.19   1847.60            0.00
1488 ###-##-#### PA PA PA        OASDI               27.90   1116.00    DIRDEP
52 M0/M0 PA        4             MEDICARE             6.48    261.00
  450.00 Salary                  PA STATE            12.60    504.00
                                 BERKS PA             4.50    180.00
                                                   -------  --------
  EMPLOYEE TOTAL                                     97.67   3908.60
-------------------------------------------------------------------------------------
STANLEY, DOTTIE                  OASDI                4.03    282.35           57.56
1569 ###-##-#### PA PA PA        MEDICARE             0.94     66.03      4169
52 M1/M1 PA        4             PA STATE             1.82    127.49
  6.5000 Hourly                  DAIRY PA                      23.86
                                 DERRY PA             0.65     21.71
                                                   -------  --------
  EMPLOYEE TOTAL                                      7.44    521.44
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 14

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
STONER, SANDY                    1 REGULAR             8.00     48.00    483.50    2809.25
1572 ###-##-#### PA PA PA
52 M1/M1 PA        4
  6.0000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                       8.00     48.00    483.50    2809.25
------------------------------------------------------------------------------------------------------------------------------------
HERSHEY                          1 REGULAR            87.00   1023.00   4891.50   49949.25    6 CHECKING          320.73   5130.98
DEPARTMENT TOTALS                2 OVERTIME                               37.00     466.50    E EXPANDED DI         3.60    134.80
  6 EMPLOYEES   6 CHECKS        20 401K E-M                      6.30               271.63    S STOCK PURCH        10.00    400.00
                                KP 401K PA                     -18.00              -776.12
                                P1 MED 125                                         -140.00












                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                    87.00   1005.00   4928.50   49499.63                        334.33   5665.78
                                                              1023.00             50415.75
------------------------------------------------------------------------------------------------------------------------------------
GERHART, HELEN E.                1 REGULAR            15.00     82.50    784.50    4419.25    L LOAN                         10.00
1486 ###-##-#### PA PA PA
52 M0/M0 PA        12
  5.5000 Hourly
                                                    -------   -------  --------  ---------                                --------
  EMPLOYEE TOTAL                                      15.00     82.50    784.50    4419.25                                   10.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
STONER, SANDY                    OASDI                2.98    174.15            42.50
1572 ###-##-#### PA PA PA        MEDICARE             0.70     40.71      4170
52 M1/M1 PA        4             PA STATE             1.34     78.68
  6.0000 Hourly                  DAIRY PA                      14.68
                                 DERRY PA             0.48     13.44
                                                   -------  --------
  EMPLOYEE TOTAL                                      5.50    321.66
--------------------------------------------------------------------------------------
HERSHEY                          FEDERAL             86.96   3900.19           466.62
DEPARTMENT TOTALS                OASDI               63.43   3452.52
  6 EMPLOYEES   6 CHECKS         MEDICARE            14.79    807.56
                                 PA STATE            28.64   1565.60
                                 BERKS PA             4.50    213.70
                                 DAIRY PA                     169.78
                                 LOCAL PA                      10.66
                                 108M PA                       28.66
                                 DERRY PA             5.73    136.63
                                                   -------  --------
                                                    204.05  10285.30
                                 ER OASDI            63.43   3452.46
                                 ER MEDCR            14.84    807.43
                                 ER FUI               4.58    357.48
                                 PA ER SUI           33.81   2715.47
                                                   -------  --------
                                                    116.66   7332.84
                                                   -------  --------
  DEPARTMENT TOTAL                                  320.71  17618.14

--------------------------------------------------------------------------------------
GERHART, HELEN E.                FEDERAL                       51.59            73.87
1486 ###-##-#### PA PA PA        OASDI                5.12    274.02      4171
52 M0/M0 PA        12            MEDICARE             1.20     64.08
  5.5000 Hourly                  PA STATE             2.31    123.82
                                                   -------  --------
  EMPLOYEE TOTAL                                      8.63    513.51
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 15

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
OREILLY, ALICE                   1 REGULAR                     340.00     40.00   13600.00    6 CHECKING          222.75   3341.30
1459 ###-##-#### PA PA PA       20 401K E-M                      7.14               285.60    E EXPANDED DI         2.55    102.00
52 M0/M0 PA        12           KP 401K PA                     -34.00             -1360.00    F LTD-LONG TE         0.61     24.40
  340.00 Salary                 P1 MED 125                      -5.00              -200.00    L LOAN                         10.00
                                                                                              S STOCK PURCH        10.00    400.00
                                                              -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                               301.00     40.00   12040.00                        235.91   3877.70
                                                               340.00             13600.00
------------------------------------------------------------------------------------------------------------------------------------
READING                          1 REGULAR            15.00    422.50    824.50   18019.25    6 CHECKING          222.75   3341.30
DEPARTMENT TOTALS               20 401K E-M                      7.14               285.60    E EXPANDED DI         2.55    102.00
  2 EMPLOYEES   2 CHECKS        KP 401K PA                     -34.00             -1360.00    F LTD-LONG TE         0.61     24.40
                                P1 MED 125                      -5.00              -200.00    L LOAN                         20.00
                                                                                              S STOCK PURCH        10.00    400.00








                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                    15.00    383.50    824.50   16459.25                        235.91   3887.70
                                                               422.50             18019.25
------------------------------------------------------------------------------------------------------------------------------------
CARPENTER, ELISE                 1 REGULAR           -35.25   -193.88     59.50     327.26
1737 ###-##-#### PA PA PA
52 S0/S0 PA       13
  5.5000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                     -35.25   -193.88     59.50     327.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
OREILLY, ALICE                   FEDERAL             26.54   1067.05             0.00
1459 ###-##-#### PA PA PA        OASDI               20.77    830.80    DIRDEP
52 M0/M0 PA        12            MEDICARE             4.86    194.30
  340.00 Salary                  PA STATE             9.52    380.80
                                 108M PA              3.40    136.00
                                                   -------  --------
  EMPLOYEE TOTAL                                     65.09   2608.95

--------------------------------------------------------------------------------------
READING                          FEDERAL             26.54   1192.87            73.87
DEPARTMENT TOTALS                OASDI               25.89   1195.30
  2 EMPLOYEES   2 CHECKS         MEDICARE             6.06    279.54
                                 PA STATE            11.83    546.32
                                 108M PA              3.40    150.91
                                                   -------  --------
                                                     73.72   3364.94
                                 ER OASDI            25.89   1206.55
                                 ER MEDCR             6.06    282.18
                                 ER FUI               0.66    104.48
                                 PA ER SUI            4.87    831.35
                                                   -------  --------
                                                     37.48   2424.56
                                                   -------  --------
  DEPARTMENT TOTAL                                  111.20   5789.50

--------------------------------------------------------------------------------------
CARPENTER, ELISE                 FEDERAL            -21.44     12.54          -150.24
1737 ###-##-#### PA PA PA        OASDI              -12.02     20.28      4128
52 S0/S0 PA       13             MEDICARE            -2.81      4.76      VOID
  5.5000 Hourly                  PA STATE            -5.43      9.17
                                 108M PA             -1.94      3.28
                                                   -------  --------
  EMPLOYEE TOTAL                                    -43.64     50.03
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 16

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
CRANEY, EILEEN                   1 REGULAR                     282.00    156.00    1530.00
1745 ###-##-#### PA PA PA        2 OVERTIME                                0.25       3.00
52 S1/S1 PA        13
  8.0000 Hourly

                                                              -------  --------  ---------
  EMPLOYEE TOTAL                                               282.00    156.25    1533.00
------------------------------------------------------------------------------------------------------------------------------------
CRANEY, EILEEN                   1 REGULAR                               156.00    1530.00
1745 ###-##-#### PA PA PA        2 OVERTIME                                0.25       3.00
52 S1/S1 PA        13
  8.0000 Hourly

                                                                       --------  ---------
  EMPLOYEE TOTAL                                                         156.25    1533.00
------------------------------------------------------------------------------------------------------------------------------------
CRANEY, EILEEN                   1 REGULAR            36.00    288.00    156.00    1530.00
1745 ###-##-#### PA PA PA        2 OVERTIME                                0.25       3.00
52 S1/S1 PA        13
  8.0000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      36.00    288.00    156.25    1533.00
------------------------------------------------------------------------------------------------------------------------------------
DADIOMOFF, HEDA                  1 REGULAR            29.00    181.25    401.00    2390.01
1729 ###-##-#### PA PA PA
52 S0/S0 PA        13
  6.2500 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      29.00    181.25    401.00    2390.01
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
CRANEY, EILEEN                   FEDERAL             27.01    153.50           222.70
1745 ###-##-#### PA PA PA        OASDI               17.48     95.05      1282
52 S1/S1 PA        13            MEDICARE             4.09     22.23    MANUAL
  8.0000 Hourly                  PA STATE             7.90     42.92
                                 108M PA              2.82     15.33
                                                   -------  --------
  EMPLOYEE TOTAL                                     59.30    329.03
--------------------------------------------------------------------------------------
CRANEY, EILEEN                   FEDERAL                      153.50             0.00
1745 ###-##-#### PA PA PA        OASDI                         95.05     12821
52 S1/S1 PA        13            MEDICARE                      22.23    MANUAL
  8.0000 Hourly                  PA STATE                      42.92
                                 108M PA                       15.33
                                                            --------
  EMPLOYEE TOTAL                                              329.03
--------------------------------------------------------------------------------------
CRANEY, EILEEN                   FEDERAL             27.91    153.50           227.11
1745 ###-##-#### PA PA PA        OASDI               17.86     95.05      4172
52 S1/S1 PA        13            MEDICARE             4.18     22.23
  8.0000 Hourly                  PA STATE             8.06     42.92
                                 108M PA              2.88     15.33
                                                   -------  --------
  EMPLOYEE TOTAL                                     60.89    329.03
--------------------------------------------------------------------------------------
DADIOMOFF, HEDA                  FEDERAL             19.54    251.47           140.95
1729 ###-##-#### PA PA PA        OASDI               11.24    148.18      4173
52 S0/S0 PA        13            MEDICARE             2.63     34.66
  6.2500 Hourly                  PA STATE             5.08     66.94
                                 108M PA              1.81     23.91
                                                   -------  --------
  EMPLOYEE TOTAL                                     40.30    525.16
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 17

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
HIEMENZ, CRISTI ANNE             1 REGULAR            16.25     89.38     36.25     199.38
1755 ###-##-#### PA PA PA
52 S0/S0 PA        13
  5.5000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      16.25     89.38     36.25     199.38
------------------------------------------------------------------------------------------------------------------------------------
MAHONEY, JOHN                    1 REGULAR                     600.00             24000.00    6 CHECKING          416.91   4169.10
1524 ###-##-#### PA PA PA       20 401K E-M                     12.60               504.00    D DISABILITY          3.06    113.20
52 M3/M3 PA        13           KP 401K PA                     -36.00             -1440.00    E EXPANDED DI         0.72     28.80
  600.00 Salary                 P1 MED 125                     -20.00              -800.00    F LTD-LONG TE         1.08     43.20
                                                                                              S STOCK PURCH        15.00    600.00
                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                               544.00             21760.00                        436.77   4954.30
                                                               600.00             24000.00
------------------------------------------------------------------------------------------------------------------------------------
REINERT, ANITA                   1 REGULAR            14.00     77.00    149.00     819.51
1749 ###-##-#### PA PA PA
52 S0/S0 PA        13
  5.5000 Hourly

                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      14.00     77.00    149.00     819.51
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
HIEMENZ, CRISTI ANNE             FEDERAL              5.76      7.60            73.39
1755 ###-##-#### PA PA PA        OASDI                5.54     12.36      4174
52 S0/S0 PA        13            MEDICARE             1.30      2.90
  5.5000 Hourly                  PA STATE             2.50      5.58
                                 108M PA              0.89      1.99
                                                   -------  --------
  EMPLOYEE TOTAL                                     15.99     30.43
--------------------------------------------------------------------------------------
MAHONEY, JOHN                    FEDERAL             40.06   1602.40             0.00
1524 ###-##-#### PA PA PA        OASDI               35.96   1438.40    DIRDEP
52 M3/M3 PA        13            MEDICARE             8.41    336.40
  600.00 Salary                  PA STATE            16.80    672.00
                                 BERKS PA             6.00    240.00
                                                   -------  --------
  EMPLOYEE TOTAL                                    107.23   4289.20

--------------------------------------------------------------------------------------
REINERT, ANITA                   FEDERAL              3.91     58.29            64.27
1749 ###-##-#### PA PA PA        OASDI                4.77     50.82      4175
52 S0/S0 PA        13            MEDICARE             1.12     11.89
  5.5000 Hourly                  PA STATE             2.16     22.95
                                 108M PA              0.77      8.21
                                                   -------  --------
  EMPLOYEE TOTAL                                     12.73    152.16
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 18

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ROCKVALE                         1 REGULAR            60.00   1323.75   3633.25   54417.96    6 CHECKING          416.91   4660.22
DEPARTMENT TOTALS                2 OVERTIME                                7.25      75.38    D DISABILITY          3.06    113.20
  6 EMPLOYEES   8 CHECKS         4 3RD PART                                         182.14    E EXPANDED DI         0.72    102.94
                                 K 401-K                                           -349.57    F LTD-LONG TE         1.08     43.20
                                20 401K E-M                     12.60               793.03    L LOAN                         20.00
                                KP 401K PA                     -36.00             -2056.12    S STOCK PURCH        15.00    880.00
                                P1 MED 125                     -20.00              -830.00   13 3RD PARTY S                 168.21


                                                                                             33 3RD PARTY O                  11.29
                                                                                             34 3RD PARTY M                   2.64






                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                    60.00   1267.75   3640.50   51439.79                        436.77   6001.70
                                                              1323.75             54675.48
------------------------------------------------------------------------------------------------------------------------------------
* PENNSYLVANIA *                 1 REGULAR           235.00   6297.82  14234.00  274879.38    6 CHECKING         2905.23  43274.60
BRANCH TOTALS                    2 OVERTIME                               46.50     732.26    D DISABILITY          3.06    113.20
  21 EMPLOYEES   23 CHECKS       4 3RD PART                                         182.14    E EXPANDED DI        23.34    998.54
                                 K 401-K                                           -459.30    F LTD-LONG TE         1.69     73.60
                                20 401K E-M                     90.09              4001.24    L LOAN                         70.00
                                KP 401K PA                    -271.00            -11722.31    S STOCK PURCH        60.00   2680.00
                                P1 MED 125                     -95.00             -4170.00   13 3RD PARTY S                 168.21
                                                                                             33 3RD PARTY O                  11.29
                                                                                             34 3RD PARTY M                   2.64












                                                    -------   -------  --------  ---------                      --------  --------
  BRANCH TOTAL                                       235.00   5931.82  14280.50  259442.17                       2993.32  47392.08
                                                              6297.82            275793.78
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
ROCKVALE                         FEDERAL            102.75   3412.61           578.18
DEPARTMENT TOTALS                OASDI               80.83   3269.52
  6 EMPLOYEES   8 CHECKS         MEDICARE            18.92    764.76
                                 PA STATE            37.07   1474.39
                                 SC STATE                      18.51
                                 108M PA              7.23    286.65
                                 BERKS PA             6.00    240.00
                                                   -------  --------
                                                    252.80   9466.44
                                 ER OASDI            80.83   3269.48
                                 ER MEDCR            18.92    764.65
                                 ER FUI               5.80    269.58
                                 PA ER SUI           42.69   2074.73
                                 SC ER SUI                     13.98
                                 SC CONTIN                      0.32
                                                   -------  --------
                                                    148.24   6392.74
                                                   -------  --------
  DEPARTMENT TOTAL                                  401.04  15859.18

--------------------------------------------------------------------------------------
* PENNSYLVANIA *                 FEDERAL            585.38  23606.53          1768.51
BRANCH TOTALS                    OASDI              256.24  15736.69
  21 EMPLOYEES   23 CHECKS       MEDICARE            89.88   3933.04
                                 PA STATE           176.34   7673.70
                                 SC STATE                      18.51
                                 LOCAL PA                      10.66
                                 MERCER PA                    236.62
                                 DAIRY PA                     213.54
                                 DERRY PA             5.73    143.35
                                 108M PA             18.19    519.21
                                 BERKS PA            38.23   1570.82
                                                   -------  --------
                                                   1169.99  53662.67
                                 ER OASDI           256.24  15747.78
                                 ER MEDCR            89.98   3935.28
                                 ER FUI              14.88   1092.56
                                 PA ER SUI          109.61   8461.08
                                 SC ER SUI                     13.98
                                 SC CONTIN                      0.32
                                                   -------  --------
                                                    470.71  29251.00
                                                   -------  --------
  BRANCH TOTAL                                     1640.70  82913.67

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 19

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
HARPER, PATSY L                  1 REGULAR            37.00    296.00    590.25    4722.00
1724 ###-##-#### SC SC SC        2 OVERTIME                                2.50      30.00
52 M0/M0 SC       16
  8.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      37.00    296.00    592.75    4752.00
------------------------------------------------------------------------------------------------------------------------------------
MAHONEY, LISA J.                 1 REGULAR                     500.00             20000.00    6 CHECKING          346.02   5536.37
8166 ###-##-#### PA PA PA       20 401K E-M                     10.50               420.00
52 S0/S0 SC       16            KP 401K PA                     -30.00             -1200.00
  500.00 Salary                 P1 MED 125                      -5.00              -200.00

                                                              -------            ---------                      --------  --------
  EMPLOYEE TOTAL                                               465.00             18600.00                        346.02   5536.37
                                                               500.00             20000.00
------------------------------------------------------------------------------------------------------------------------------------
SMITH, STEPHANIE E               1 REGULAR            32.75    229.25    204.25    1429.75
1742 ###-##-#### SC SC SC
52 S1/S1 SC       16
  7.0000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      32.75    229.25    204.25    1429.75
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
HARPER, PATSY L                  FEDERAL             25.79    415.04           232.62
1724 ###-##-#### SC SC SC        OASDI               18.35    294.62      4176
52 M0/M0 SC       16             MEDICARE             4.29     68.89
  8.0000 Hourly                  SC STATE            14.95    241.22
                                                   -------  --------
  EMPLOYEE TOTAL                                     63.38   1019.77
--------------------------------------------------------------------------------------
MAHONEY, LISA J.                 FEDERAL             62.11   2484.40             0.00
8166 ###-##-#### PA PA PA        OASDI               30.69   1227.60    DIRDEP
52 S0/S0 SC       16             MEDICARE             7.18    287.10
  500.00 Salary                  PA STATE            14.00    560.00
                                 BERKS PA             5.00    200.00
                                                   -------  --------
  EMPLOYEE TOTAL                                    118.98   4759.10

--------------------------------------------------------------------------------------
SMITH, STEPHANIE E               FEDERAL             19.10    115.09           186.28
1742 ###-##-#### SC SC SC        OASDI               14.21     88.64      4177
52 S1/S1 SC       16             MEDICARE             3.32     20.73
  7.0000 Hourly                  SC STATE             6.34     40.52
                                                   -------  --------
  EMPLOYEE TOTAL                                     42.97    264.98
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 20

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
TATE-NEIMAN, DIANA               1 REGULAR            31.75    305.59    293.25    5902.54    6 CHECKING          228.40   2158.93
1723 ###-##-#### SC SC SC        2 OVERTIME                                1.00      14.44
52 S0/S0 SC       16
  385.00 Salary
                                                    -------   -------  --------  ---------                      --------  --------
  EMPLOYEE TOTAL                                      31.75    305.59    294.25    5916.98                        228.40   2158.93
------------------------------------------------------------------------------------------------------------------------------------
MYRTLE BEACH                     1 REGULAR           101.50   1330.84   1422.00   35137.67    6 CHECKING          574.42   7695.30
DEPARTMENT TOTALS                2 OVERTIME                               12.75     155.44
  4 EMPLOYEES   4 CHECKS        20 401K E-M                     10.50               420.00
                                KP 401K PA                     -30.00             -1200.00
                                P1 MED 125                      -5.00              -200.00











                                                    -------   -------  --------  ---------                      --------  --------
  DEPARTMENT TOTAL                                   101.50   1295.84   1434.75   33893.11                        574.42   7695.30
                                                              1330.84             35293.11
------------------------------------------------------------------------------------------------------------------------------------
                                 1 REGULAR           101.50   1330.84   1422.00   35137.67    6 CHECKING          574.42   7695.30
BRANCH TOTALS                    2 OVERTIME                               12.75     155.44
  4 EMPLOYEES   4 CHECKS        20 401K E-M                     10.50               420.00
                                KP 401K PA                     -30.00             -1200.00
                                P1 MED 125                      -5.00              -200.00











                                                    -------   -------  --------  ---------                      --------  --------
  BRANCH TOTAL                                       101.50   1295.84   1434.75   33893.11                        574.42   7695.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
TATE-NEIMAN, DIANA               FEDERAL             38.19    765.28             0.00
1723 ###-##-#### SC SC SC        OASDI               18.95    366.86    DIRDEP
52 S0/S0 SC       16             MEDICARE             4.43     85.80
  385.00 Salary                  SC STATE            15.62    321.87
                                                   -------  --------
  EMPLOYEE TOTAL                                     77.19   1539.81
--------------------------------------------------------------------------------------
MYRTLE BEACH                     FEDERAL            145.19   3887.52           418.90
DEPARTMENT TOTALS                OASDI               82.20   2142.94
  4 EMPLOYEES   4 CHECKS         MEDICARE            19.22    501.15
                                 PA STATE            14.00    560.00
                                 SC STATE            36.91    651.33
                                 BERKS PA             5.00    200.00
                                                   -------  --------
                                                    302.52   7942.94
                                 ER OASDI            82.20   2142.94
                                 ER MEDCR            19.22    501.17
                                 ER FUI               6.64    174.12
                                 PA ER SUI                    472.00
                                 SC ER SUI           21.93    389.77
                                 SC CONTIN            0.50      8.86
                                                   -------  --------
                                                    130.49   3688.86
                                                   -------  --------
  DEPARTMENT TOTAL                                  433.01  11631.80

--------------------------------------------------------------------------------------
                                 FEDERAL            145.19   3887.52           418.90
BRANCH TOTALS                    OASDI               82.20   2142.94
  4 EMPLOYEES   4 CHECKS         MEDICARE            19.22    501.15
                                 PA STATE            14.00    560.00
                                 SC STATE            36.91    651.33
                                 BERKS PA             5.00    200.00
                                                   -------  --------
                                                    302.52   7942.94
                                 ER OASDI            82.20   2142.94
                                 ER MEDCR            19.22    501.17
                                 ER FUI               6.64    174.12
                                 PA ER SUI                    472.00
                                 SC ER SUI           21.93    389.77
                                 SC CONTIN            0.50      8.86
                                                   -------  --------
                                                    130.49   3688.86
                                                   -------  --------
  BRANCH TOTAL                                      433.01  11631.80
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 21

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                              1330.84             35293.11
------------------------------------------------------------------------------------------------------------------------------------
BOOTH, WILSYE                    1 REGULAR             4.00     22.00    325.75    1791.63
1657 ###-##-#### TN TN TN
52 M1/M1 TN       7
  5.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                       4.00     22.00    325.75    1791.63
------------------------------------------------------------------------------------------------------------------------------------
HINKLEY, HEIDI S.                1 REGULAR            40.00    290.00    120.00     870.00
1751 ###-##-#### TN TN TN
52 S1/S1 TN       7
  7.2500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    290.00    120.00     870.00
------------------------------------------------------------------------------------------------------------------------------------
REEVES, LINDSY                   1 REGULAR            17.00     93.50     66.75     367.13
1758 ###-##-#### TN TN TN
52 S0/S0 TN       7
  5.5000 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      17.00     93.50     66.75     367.13
------------------------------------------------------------------------------------------------------------------------------------
RIDDLE, STEVE T                  1 REGULAR             3.00     21.75    119.75     868.19
1744 ###-##-#### TN TN TN        2 OVERTIME                                7.50      81.56
52 S0/S0 TN       7
  7.2500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                       3.00     21.75    127.25     949.75
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
BOOTH, WILSYE                    OASDI                1.36    111.04            20.32
1657 ###-##-#### TN TN TN        MEDICARE             0.32     26.01      4178
52 M1/M1 TN       7
  5.5000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                      1.68    137.05
--------------------------------------------------------------------------------------
HINKLEY, HEIDI S.                FEDERAL             28.21     84.63           239.60
1751 ###-##-#### TN TN TN        OASDI               17.98     53.94      4179
52 S1/S1 TN       7              MEDICARE             4.21     12.63
  7.2500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     50.40    151.20
--------------------------------------------------------------------------------------
REEVES, LINDSY                   FEDERAL              6.38     24.49            79.96
1758 ###-##-#### TN TN TN        OASDI                5.80     22.77      4180
52 S0/S0 TN       7              MEDICARE             1.36      5.34
  5.5000 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     13.54     52.60
--------------------------------------------------------------------------------------
RIDDLE, STEVE T                  FEDERAL                      106.45            20.08
1744 ###-##-#### TN TN TN        OASDI                1.35     58.88      4181
52 S0/S0 TN       7              MEDICARE             0.32     13.77
  7.2500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                      1.67    179.10
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAYROLL REGISTER - DETAIL   CHECK DATE   10/03/97  WEEK 40              10/02/97
NORTY'S GROUP - 1291        PERIOD BEGIN 09/25/97 PERIOD END 10/01/97    PAGE 22

------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE NAME                     EARNINGS   PAY          CURRENT              YTD           DEDUCTIONS         CURRENT       YTD
ID SSN STATE/FRQ STS LOCATION     DESCR      RATE     HOURS    AMOUNT    HOURS    AMOUNT     DESCR               AMOUNT    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
TODD, CYNTHIA                    1 REGULAR            18.00    121.50     65.25     440.44
1760 ###-##-#### TN TN TN
52 S0/S0 TN       7
  6.7500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      18.00    121.50     65.25     440.44
------------------------------------------------------------------------------------------------------------------------------------
WHITE, TERRY Y.                  1 REGULAR            40.00    350.00   1600.00   14000.00
1579 ###-##-#### TN TN TN        2 OVERTIME                              113.25    1486.41
52 S0/S0 TN       7              P MED 125                      -5.00              -200.00
  8.7500 Hourly
                                                    -------   -------  --------  ---------
  EMPLOYEE TOTAL                                      40.00    345.00   1713.25   15286.41
                                                               350.00             15486.41
------------------------------------------------------------------------------------------------------------------------------------
NASHVILLE                        1 REGULAR           122.00    898.75   4345.00   31389.60
DEPARTMENT TOTALS                2 OVERTIME                              121.25    1572.85
  6 EMPLOYEES   6 CHECKS         P MED 125                      -5.00              -200.00








                                                    -------   -------  --------  ---------
  DEPARTMENT TOTAL                                   122.00    893.75   4466.25   32762.45
                                                               898.75             32962.45
------------------------------------------------------------------------------------------------------------------------------------

SEVIERVILLE EMPLOYEES -- STORE CLOSED

--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
EMPLOYEE NAME                    TAXES             CURRENT       YTD     NET PAY
ID SSN STATE/FRQ STS LOCATION    DESCR              AMOUNT    AMOUNT     CHECK NO
--------------------------------------------------------------------------------------
TODD, CYNTHIA                    FEDERAL             12.58     43.49            99.63
1760 ###-##-#### TN TN TN        OASDI                7.53     27.30      4182
52 S0/S0 TN       7              MEDICARE             1.76      6.38
  6.7500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     21.87     77.17
--------------------------------------------------------------------------------------
WHITE, TERRY Y.                  FEDERAL             49.11   2239.54           269.50
1579 ###-##-#### TN TN TN        OASDI               21.39    947.77      4183
52 S0/S0 TN       7              MEDICARE             5.00    221.61
  8.7500 Hourly
                                                   -------  --------
  EMPLOYEE TOTAL                                     75.50   3408.92

--------------------------------------------------------------------------------------
NASHVILLE                        FEDERAL             96.28   3404.21           729.09
DEPARTMENT TOTALS                OASDI               55.41   2045.45
  6 EMPLOYEES   6 CHECKS         MEDICARE            12.97    478.35
                                                   -------  --------
                                                    164.66   5928.01
                                 ER OASDI            55.41   2045.40
                                 ER MEDCR            12.97    478.36
                                 ER FUI               4.39    197.62
                                 TN ER SUI            4.66    209.98
                                                   -------  --------
                                                     77.43   2931.36
                                                   -------  --------
  DEPARTMENT TOTAL                                  242.09   8859.37

--------------------------------------------------------------------------------------

SEVIERVILLE EMPLOYEES -- STORE CLOSED

--------------------------------------------------------------------------------------

                           SUPERVISOR PAY AND BONUSES
                                    exhibit 4

One lead supervisor:      $2,250 per week plus reasonable out of packet expenses
Two district supervisors: $2,000 per week plus reasonable out of pocket expenses

In addition to this base compensation, each supervisor shall receive a performance based bonus that is tied (1) first to the performance of the whole project against plan and (2) second to individual performance.

At or near plan, there will be a bonus pool equal to 50% of all base fees (see above) paid to supervisors. The distribution of this pool among the individual supervisors shall be determined by The Ozer Group.

Example:
Total supervisor fees paid:           $50,000
at or near plan bonus pool:           $25,000 (50% of $50,000)

In the event that the project performs measurably above or below the plan, the 50% bonus pool will be increased or decreased ratably, but in no event will the bonuses be less than 0% nor more than 100% of the supervisor base fees.

Example:
If the project generates 50% more net available money than the plan (i.e. to be shared among Ozer and Norty's), then the bonus pool would be increased by 50% to 75% of base fees.

If the project generates 50% less than the plan, then the bonus pool would be decreased by 50% to 25% of base fees.

                                    Exhibit 5

                         List of Liens and Encumbrances

Liens and encumbrances on Norty's inventory are held by the following parties:

          The CIT Group/Commercial Services, Inc.

          Nationsbanc Commercial Corporation


Exhibit 5                               1

                                    Exhibit 6

                              Schedule of Insurance

Special Businessowner's Policy

Provider: Fireman's Fund
Policy #: AA1AZC80514942
Policy Term: 3/9/97 - 3/9/98

Norty's Location included in policy:
All locations listed on Exhibit 1 (list of Stores)

Coverage
Limit of Liability - Per Occurence                           $1,000,000
Limit of Liability - Aggregate Per Location                  $2,000,000
Hired and Non-Owned Automobile Liability

All Risk, Replacement Cost, No Coinsurance
Loss of Income/Actual Loss Sustained - 12 Mths
Property Deductible                                              $1,000
Employee Dishonesty                                            $100,000
Money & Securities - On Premises                                $10,000
Money & Securities - Off Premises                                $2,500
Computer Equipment/Software                                     $15,000
Accounts Receivable                                             $15,000
Valuable Papers                                                 $15,000
Property of Others                                              $15,000
Off Premises Including Transit                                  $15,000
Glass
Signs

--------------------------------------------------------------------------------

Property and Liability Package Policy

Provider: Fireman's Fund
Policy #: S80MXX80639350
Policy Term: 3/4/97-3/4/98

Norty's Location included in policy:
40 Willow Street, Kutztown, PA (warehouse)

Coverage
Blanket Contents - Furniture, Fixtures, Improvements, Betterments, Machinery and Equipment only.

Liability including Vendors and Employee Benefits            $1,000,000
Stop Gap                                                     $2,000,000
Employee Dishonesty/ Depositors Forgery                       $500,000
Money & Securities, On/Off Premises                            $10,000
Computer Hardware                                             $325,000
Computer Software                                              $75,000
Deductible                                                      $1,000


Exhibit 6                               1

                                    Exhibit 6

                              Schedule of Insurance

Workers Compensation Policy

Provider: Graphic Arts Mutual Insurance Co.
Policy #: 1993237
Policy Term: 4/1/97-4/1/98

Norty's Location included in policy:
See Exhibit 1, Stores 2,3,6,7,9,10

Coverage
Workers Compensation Insurance applies to the Workers Compensation Law of the following states:
South Carolina, Florida, Georgia and Tennessee

Employers Liability Insurance:
Limits of Liability:
Bodily Injury by Accident             Each Accident               $100,000
Bodily Injury by Disease              Each Limit                  $500,000
Bodily Injury by Disease              Each Employee               $100,000

--------------------------------------------------------------------------------

Workers Compensation Policy

Provider: Utica Mutual Insurance Company
Policy #: 1993230
Policy Term: 4/1/97-4/1/98

Norty's Location included in policy:
See Exhibit 1, Stores 1,5,8
Also included is the warehouse located at 40 Willow Street, Kutztown, PA

Coverage
Workers Compensation Insurance applies to the Workers Compensation Law of Pennsylvania

Employers Liability Insurance:
Limits of Liability:
Bodily Injury by Accident             Each Accident               $100,000
Bodily Injury by Disease              Each Limit                  $500,000
Bodily Injury by Disease              Each Employee               $100,000

--------------------------------------------------------------------------------

Workers Compensation Policy

Provider:* Ohio Renaissance Healthcare Options Ltd.

* Provider and coverage selected by Ohio state

Norty's Location included in policy:
See Exhibit 1, Store 6

Coverage
Workers Compensation Insurance applies to the Workers Compensation Law of Ohio


Exhibit 6                               2

                           NORWEST BANK MINNESOTA N.A.
                        733 MARQUETTE AVENUE - 3RD FLOOR
                        MINNEAPOLIS, MINNESOTA 55479-0093

Irrevocable Standby Letter of Credit _______              Date: October __, 1997

BENEFICIARY:   NORTY'S, INC.
               463 SEVENTH AVENUE
               NEW YORK, NEW YORK 10018

Gentlemen:

          BY ORDER OF:

                    THE OZER GROUP LLC
                    233 NEEDHAM STREET - 5TH FLOOR
                    NEWTON, MASSACHUSETTS 02164

            We hereby open in your favor our Irrevocable Standby Letter of Credit for the account of THE OZER GROUP LLC for a sum or sums not exceeding a total of US Dollars,___________________________________________________________
available by your draft(s) at SIGHT on OURSELVES effective immediately and expiring at OUR COUNTERS at the close of business on January 24, 1998.

            Draft(s) must be accompanied by a signed statement in the form attached as Exhibit A, and this original letter of credit.

            Partial drawings are permitted, but are subject to the conditions set forth in paragraph __ of the Agency Agreement, dated October __, 1997.

            Each draft must bear upon its face the clause "Drawn under Letter of Credit No. __ dated _____ of Norwest Bank Minnesota N.A."

            The face amount of this Letter of Credit may be reduced from time to time upon presentation of a signed statement in the form attached as Exhibit B, and this original Letter of Credit.

            Except so far as otherwise expressly stated herein, this letter of credit is subject to the "Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500".

            We hereby agree that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored if presented to the above mentioned drawee bank on or before January 24, 1998.

            Kindly address all correspondence regarding this letter of credit to the attention of Nancy Campion, at the above address, mention our reference number as it appears above. Telephone inquiries can be made to 612/667-9067.

                                              Very truly yours,


                                              Authorized official

        Except so far as otherwise expressly stated herein, this letter of credit is subject to the "Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500".

        We hereby agree that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored if presented to the above mentioned drawee bank on or before January 24, 1998.

        Kindly address all correspondence regarding this letter of credit to the attention of Nancy Campion at the above address, mention our reference number as it appears above. Telephone inquiries can be made to 612/667-9067.


                                                Very truly yours,



                                                Authorized official

                                    EXHIBIT A

                TO IRREVOCABLE LETTER OF CREDIT NO. _____________

                         Re: Drawing for Amounts Due to:

                                  NORTY'S, INC.
                               463 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018

Ladies and Gentlemen:

I refer to your Letter of Credit No.____ (the "Letter of Credit"). The undersigned, hereby certifies to you that:

            (i) The Proceeds of the Sale, as such terms are defined in that certain Agency Agreement dated as of October __, 1997, between The Ozer Group LLC and Norty's, Inc. (the "Agreement"), are insufficient to pay the Guaranteed Amount and the Expenses, as such terms are defined in the Agreement. All cure and grace periods under the Agreement have expired.

            (ii)  The deficiency amount is $____________ (the "Deficiency
                  Amount").

            (iii) Payment is hereby demanded in an amount equal to the lesser of
                  (a) the Deficiency Amount and (b) the amount available on the date hereof to be drawn under the Letter of Credit.

            (iv) The Letter of Credit has not expired prior to the delivery of this letter and the accompanying sight draft.

            (v) The payment hereby demanded is requested to be made no later than ____, _______, time, on_____ 199__ by wire transfer to account no. ________ with _______.

IN WITNESS WHEREOF, I have executed and delivered this letter as of this ____ day of ______, 1997.

                                                 Very truly yours,
                                                 NORTY'S, INC.


                                                 By:
                                                    --------------------------
                                                 Title:
                                                       -----------------------

                                    EXHIBIT B

                       TO IRREVOCABLE LETTER OF CREDIT NO. ________

                         Re: Drawing for Amounts Due to:

                                  NORTY'S, INC.
                               463 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018

Ladies and Gentlemen:

I refer to your Letter of Credit No. _______ (the "Letter of Credit"). The undersigned, hereby certifies to you that:

            (i) The face amount of Letter of Credit No. ___________________ hereby shall be reduced from its original face or current face amount of $______________ to a new face amount of $__________.

IN WITNESS WHEREOF, I have executed and delivered this letter as of this _____ day of _____, 1997.

                                                 Very truly yours,
                                                 NORTY'S, INC.


                                                 By:
                                                    --------------------------
                                                 Title:
                                                       -----------------------